Exhibit 10.1

                                                                  EXECUTION COPY








                           AMENDMENT AND RESTATEMENT,

                      Dated as of December 15, 2006 of the

                            CREDIT AGREEMENT (2006-A)


                                  by and among


                    AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED,
                        AIRCASTLE IRELAND NO. 1 LIMITED,
                        AIRCASTLE IRELAND NO. 3 LIMITED,

                                       and

                  THE BORROWERS PARTY HERETO FROM TIME TO TIME,
                                  as Borrowers,


                           JPMORGAN CHASE BANK, N.A.,
                     BEAR STEARNS CORPORATE LENDING INC. and
                          CITICORP NORTH AMERICA, INC.,
                                   as Lenders


                                       and

                           JPMORGAN CHASE BANK, N.A.,
                                    as Agent

                                       and

                THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME


                          Dated as of February 28, 2006

                                                                            Page


                                    ARTICLE I
                              Definitions and Terms

   1.1.         Definitions....................................................1
   1.2.         Rules of Interpretation.......................................23

                                   ARTICLE II
                          The Revolving Credit Facility

   2.1.         Revolving Loans...............................................24
   2.2.         Payment of Interest...........................................26
   2.3.         Payment of Principal..........................................26
   2.4.         Manner of Payment.............................................28
   2.5.         Notes.........................................................28
   2.6.         Pro Rata Payments.............................................28
   2.7.         Reductions....................................................28
   2.8.         Conversions and Elections of Subsequent Interest Periods......29
   2.9.         Increase and Decrease in Amounts..............................29
   2.10.        Fees..........................................................29
   2.11.        Deficiency Advances...........................................30
   2.12.        Use of Proceeds...............................................30
   2.13.        Designation of Borrowing Affiliate; Releases..................30
   2.14.        Joint and Several Liability...................................31
   2.15.        Eligible Lease Involving Eligible Intermediary................32

                                   ARTICLE III
                                    Security

   3.1.         Security......................................................33
   3.2.         Further Assurances............................................33
   3.3.         Information Regarding Collateral..............................33
   3.4.         Quiet Enjoyment...............................................34

                                   ARTICLE IV
                             Change in Circumstances

   4.1.         Requirements of Law...........................................34
   4.2.         Limitation on Types of Loans..................................35
   4.3.         Illegality....................................................35
   4.4.         Treatment of Affected Loans...................................36
   4.5.         Compensation..................................................36
   4.6.         Taxes.........................................................37

                                    ARTICLE V
                           Conditions to Making Loans

   5.1.         Conditions of Closing of Amended
                and Restated Credit Agreement.................................39
   5.2.         Conditions of Revolving Loans.................................41
   5.3.         Conditions of Subsequent Advances Under Revolving Loans.......44

                                   ARTICLE VI
                         Representations and Warranties

   6.1.         Organization and Authority....................................45
   6.2.         Loan Documents................................................46
   6.3.         Solvency......................................................46
   6.4.         Subsidiaries and Stockholders.................................46
   6.5.         Ownership Interests...........................................46
   6.6.         Liens.........................................................47
   6.7.         Title to Properties...........................................47
   6.8.         Taxes.........................................................47
   6.9.         Other Agreements..............................................47
   6.10.        Litigation....................................................48
   6.11.        Federal Regulations...........................................48
   6.12.        Investment Company............................................48
   6.13.        Patents, Etc..................................................48
   6.14.        No Untrue Statement...........................................48
   6.15.        No Consents, Etc..............................................48
   6.16.        Employee Benefit Plans........................................49
   6.17.        No Default....................................................49
   6.18.        Environmental Laws............................................49
   6.19.        Employment Matters............................................50
   6.20.        Taxes.........................................................50

                                   ARTICLE VII
                              Affirmative Covenants

   7.1.         Financial Reports, Etc........................................50
   7.2.         Maintain Properties...........................................51
   7.3.         Existence, Qualification, Etc.................................51
   7.4.         Regulations and Taxes.........................................52
   7.5.         Insurance.....................................................52
   7.6.         True Books....................................................52
   7.7.         Right of Inspection...........................................52
   7.8.         Observe all Laws..............................................52
   7.9.         Governmental Licenses.........................................52
   7.10.        Covenants Extending to Other Persons..........................53
   7.11.        Officer's Knowledge of Default................................53
   7.12.        Suits or Other Proceedings....................................53
   7.13.        Notice of Environmental Complaint or Condition................53
   7.14.        Environmental Compliance......................................53
   7.15.        Indemnification...............................................54
   7.16.        Further Assurances............................................54
   7.17.        Hedging Agreements............................................54
   7.18.        Continued Operations..........................................54
   7.19.        Maintenance of Eligible Assets; Other Covenants
                and Restrictions; Non-Discrimination..........................54
   7.20.        Re-registration of Eligible Assets............................55
   7.21.        Employee Benefit Plans........................................55
   7.22.        Accounts......................................................55
   7.23.        Eligible Lease; Lessee Notice.................................55

                                  ARTICLE VIII
                               Negative Covenants

   8.1.         Acquisitions..................................................55
   8.2.         Capital Expenditures..........................................55
   8.3.         Liens.........................................................55
   8.4.         Indebtedness..................................................57
   8.5.         Transfer of Assets............................................57
   8.6.         Subsidiaries; Investments.....................................58
   8.7.         Merger or Consolidation.......................................58
   8.8.         Transactions with Affiliates..................................58
   8.9.         Employee Benefit Plans; ERISA Affiliates; Employees...........58
   8.10.        Fiscal Year...................................................59
   8.11.        Dissolution, etc..............................................59
   8.12.        Change in Control.............................................59
   8.13.        Negative Pledge Clauses.......................................59
   8.14.        Partnerships..................................................59
   8.15.        Business and Operations.......................................59
   8.16.        Ownership, Operation and Leasing of Financed Eligible Assets..59
   8.17.        Bank Accounts.................................................60
   8.18.        Representations Regarding Agent and Lenders...................60
   8.19.        Bermuda Holding 2 Ltd; AI 3 Ltd...............................60
   8.20.        Organizational Documents......................................60
   8.21.        Borrowing Base Covenant.......................................60

                                   ARTICLE IX
                       Events of Default and Acceleration

   9.1.         Events of Default.............................................60
   9.2.         Agent to Act..................................................64
   9.3.         Cumulative Rights.............................................64
   9.4.         No Waiver.....................................................64
   9.5.         Allocation of Proceeds........................................64
   9.6.         Activities of Eligible Carriers...............................65

                                    ARTICLE X
                                    The Agent

   10.1.        Appointment, Powers, and Immunities...........................65
   10.2.        Reliance by Agent.............................................66
   10.3.        Defaults......................................................66
   10.4.        Rights as Lender..............................................67
   10.5.        Indemnification...............................................67
   10.6.        Non-Reliance on Agent and Other Lenders.......................67
   10.7.        Resignation of Agent..........................................67
   10.8.        Fees..........................................................68

                                   ARTICLE XI
                                  Miscellaneous

   11.1.        Assignments and Participations................................68
   11.2.        Notices.......................................................70
   11.3.        Right of Set-off; Adjustments.................................71
   11.4.        Survival......................................................72
   11.5.        Expenses......................................................72
   11.6.        Amendments and Waivers........................................73
   11.7.        Counterparts..................................................73
   11.8.        Return of Funds...............................................73
   11.9.        Indemnification; Limitation of Liability......................74
   11.10.       Severability..................................................75
   11.11.       Entire Agreement..............................................75
   11.12.       Payments......................................................76
   11.13.       Confidentiality...............................................76
   11.14.       Governing Law; Waiver of Jury Trial...........................76
   11.15.       Judgment Currency.............................................77
   11.16.       USA PATRIOT Act...............................................78

EXHIBITS

EXHIBIT A               Applicable Commitment Percentages
EXHIBIT B               Form of Assignment and Acceptance
EXHIBIT C               Notice of Appointment (or Revocation)
                        of Authorized Representative
EXHIBIT D               Form of Borrowing Notice
EXHIBIT E               Form of Interest Rate Selection Notice
EXHIBIT F               Form of Note
EXHIBIT G-1             Form of Domestic Counsel Opinion
EXHIBIT G-2             Form of FAA Counsel Opinion at Funding
EXHIBIT G-3             Form of Foreign Counsel Opinion as to Borrower
EXHIBIT G-4             Form of Foreign Counsel Opinion as to Lease and Lessee
EXHIBIT H               Compliance Certificate
EXHIBIT I               Form of Facility Guaranty
EXHIBIT J               Form of Security Agreement
EXHIBIT K               List of Approved Aircraft Models
EXHIBIT L               Required Insurance on Each Aircraft
EXHIBIT M               Form of Lessee Notice
EXHIBIT N               Form of Account Control Agreement
EXHIBIT O               Form of Lockbox Agreement
EXHIBIT P               [reserved]
EXHIBIT Q               Form of Assumption Letter
EXHIBIT R               Borrowing Base Certificate
EXHIBIT S-1             Form of Pledge and Security Agreement
                        (for pledged beneficial
                          interest in Holdings Subsidiary Trust)
EXHIBIT S-2             Form of Pledge and Security Agreement
                        (for pledged interest in Holdings SPC,
                        Beneficial Owner, Applicable
                        Intermediary or other Subsidiary)
EXHIBIT S-3             Form of Bermuda Pledge
EXHIBIT S-4             Form of Irish Pledge


SCHEDULES

Schedule 1.1            Certain Persons who are not Eligible Assignees
Schedule 3.3            Information Regarding Collateral
Schedule 6.7            Existing Liens
Schedule 6.8            Tax Matters
Schedule 6.10           Litigation
Schedule 7.19(a) Maintenance, Return, Alteration, Replacement, Pooling and Lease
Schedule 8.4            Indebtedness

                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDMENT AND RESTATEMENT, dated as of December 15, 2006, (as may be further amended, supplemented or otherwise modified from time to time, the "Agreement") of the CREDIT AGREEMENT (2006-A), dated as of February 28, 2006 (the "Original Credit Agreement"), made by and among, AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED, an exempted company organized and existing under the laws of Bermuda ("Bermuda Holding 2 Ltd."), AIRCASTLE IRELAND NO. 1 LIMITED, a limited liability company incorporated in Ireland ("AI 1 Ltd."), AIRCASTLE IRELAND NO. 3 LIMITED, a limited liability company incorporated in Ireland ("AI 3 Ltd."), and certain Holdings Subsidiary Trusts and Holdings SPCs (as defined below) designated as Borrowing Affiliates hereunder (such Holdings Subsidiary Trusts and Holdings SPCs being referred to individually as a "Borrower" or collectively as the "Borrowers"), JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as a Lender ("JPMCB"), BEAR STEARNS CORPORATE LENDING INC., a national banking corporation, CITICORP NORTH AMERICA, INC., a national banking association, and each other financial institution party hereto (such financial institutions, and their successors and assigns, a "Lender"; collectively the "Lenders"), and JPMORGAN CHASE BANK, N.A., in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 10.7, the "Agent");

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers and the Guarantors desire to amend and restate the Original Credit Agreement in its entirety to among other things, increase the revolving commitment of the Lenders to $1,000,000,000 the proceeds of which are to be used solely to provide interim financing for the purchase or refinancing by the Borrowers of Eligible Assets (as hereinafter defined);

         WHEREAS, the Lenders and the Agent, subject to the conditions set forth herein (including the conditions set forth in Section 5.1), are willing to amend and restate the Original Credit Agreement as set forth herein;

         NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND TERMS
                              ---------------------

         1.1. Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

         "Account" has the meaning given in the Lockbox Agreement. "Account Control Agreement" means an account control agreement in substantially the form of Exhibit N.

         "Acquisition" means the acquisition of any beneficial interest, equity interest or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such interest at the time it becomes exercisable by the holder thereof), whether by purchase of such interest or upon exercise of an option or warrant for, or conversion of securities into, such interest.

         "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with any Guarantor or any Borrower; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest or beneficial interest) of any Guarantor or any Borrower; or 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest or beneficial interest) of which is beneficially owned or held by any Guarantor or any Borrower; provided, however, at the time any Guarantor registers any security issued by it pursuant to the Securities Act of 1933, as amended, the figure "10%" used in this definition shall automatically change to "5%" without further action. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

         "Agreement" has the meaning given to such term in the first recital to this Agreement.

         "AHC Ltd." means Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda.

         "AI 1 Ltd." has the meaning given such term in the preamble to this Agreement.

         "AI 3 Ltd." has the meaning given such term in the preamble to this Agreement.

         "Aircraft" means any Stage III fixed wing airframe together with the jet Engines therefor (whether or not) affixed thereto.

         "Aircraft Portfolio" means the collective reference to all of the Eligible Assets owned by any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. at any one time.

         "Applicable Borrower" means, with respect to any Financed Eligible Asset, the Borrower that has requested or received a Loan to enable such Borrower to purchase or refinance such Financed Eligible Asset.

         "Applicable Carrier" means, with respect to any Financed Eligible Asset, the Eligible Carrier that has leased such Financed Eligible Asset from the Applicable Borrower, or from the Applicable Intermediary in accordance with
Section 2.15.

         "Applicable Commitment Percentage" means, with respect to each Lender at any time, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 11.1.

         "Applicable Foreign Aviation Law" means, with respect to any Eligible Asset, any applicable law (other than the FAA Act) of any country or subdivision thereof, governing the registration, ownership, operation, or leasing of all or any part of such Eligible Asset, or the creation, recordation, maintenance, perfection or priority or Liens on all or any part of such Eligible Asset.

         "Applicable Foreign Jurisdiction" means, with respect to any Eligible Asset, any jurisdiction that administers an Applicable Foreign Aviation Law.

         "Applicable Intermediary" means, with respect to any Financed Eligible Asset, the Eligible Intermediary that has leased such Eligible Asset from the Applicable Borrower, and has leased such Eligible Asset to the Applicable Carrier, in each case in accordance with Section 2.15.

         "Applicable  Lease Cure  Period"  has the meaning  assigned  thereto in
Section 9.6.

         "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" for such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrowers by written notice in accordance with the terms hereof as the office by which its Loans are to be made and maintained.

         "Applicable Margin" means:

                (a) with respect to the Eurodollar Rate, 1.25%; and

                (b) with respect to the Base Rate, 0.25%.

         "Approved Conversion Company" means The Boeing Company and others to be mutually agreed by the Borrowers and the Administrative Agent.

         "Approved Improvements" means improvements made or added to an Eligible Asset acceptable to the Agent in its reasonable judgment.

         "Assignment and Acceptance" means an Assignment and Acceptance substantially in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 11.1.

         "Assumption Letter" means an Assumption Letter in substantially the form of Exhibit Q.

         "Authorized Representative" means any of the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Vice President of the Parent, Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd., as applicable, or any Beneficial Owner, in each case as authorized representative for each of the Borrowers, or any other Person expressly designated by the Board of Directors of each of the Borrowers (or the appropriate committee thereof) as an Authorized Representative of each of the Borrowers as set forth from time to time in a certificate in the form of Exhibit C.

         "Base Rate" means,  for any day, the rate per annum equal to the sum of
(a) the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day, plus (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

         "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

         "Beneficial Owner" means, with respect to any Holdings Subsidiary Trust, either Aircastle Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. or any Person who is a direct or indirect wholly-owned subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd., in any case holding a beneficial interest in such Holdings Subsidiary Trust.

         "Bermuda Holding 2 Ltd." has the meaning given to such term in the preamble to this Agreement.

         "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

         "Borrower" has the meaning given to such term in the preamble to this Agreement.

         "Borrowing Affiliate" means any direct or indirect wholly-owned Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. and any Holdings Subsidiary Trust or Holdings SPC that in either case is designated as a Borrowing Affiliate hereunder pursuant to Section 2.13 hereof.

         "Borrowing Base" means, as of any date of determination, the aggregate of the Individual Eligible Asset Borrowing Base of all Eligible Assets then owned by any Borrower or any Subsidiary thereof.

         "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit R.

         "Borrowing Base Covenant" has the meaning set forth with respect to such term in Section 8.21.

         "Borrowing Base Event" means, with respect to any Borrower, if (a) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $250,000 is rendered against such Borrower or any Subsidiary thereof, or (b) there is any attachment, injunction or execution against any of such Borrower's or Subsidiaries' properties for any amount in excess of $250,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days.

         "Borrowing   Notice"  means  the  notice  delivered  by  an  Authorized
Representative in connection with a Loan under the Revolving Credit Facility, in the form of Exhibit D.

         "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the State of New York are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England and New York, New York.

         "Calculation Date" mean the date three Business Days prior to each Payment Date.

         "Capital Expenditures" means, with respect to the Borrowers and their respective Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by any Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of such Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance, as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to Section 7.1(a) or (b), and (ii) with respect to any Capital Lease entered into by any Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in
Section 7.1(a)), all the foregoing in accordance with GAAP.

         "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

         "Capital Stock" means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

         "Change of Control" means, at any time, 100% of the beneficial ownership of (a) any Borrower or any Eligible Intermediary is not directly or indirectly owned by Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. or (b) Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. is not directly or indirectly owned by Parent.

         "Closing Date" means the date as of which this Agreement is executed by the Borrowers, the Lenders and the Agent and on which the conditions set forth in Section 5.1 have been satisfied.

         "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. "Collateral" means, collectively, all property of any Borrower, any Subsidiary, any Eligible Intermediary, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any other Person in which the Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument including, without limitation, the Leases, the Pledged Interests, the Securitization Interests and the other collateral described in such Security Agreement, Pledge Agreement, Lockbox Agreement and other Security Instrument. For the avoidance of doubt, none of the Security Instruments shall provide for the grant of a perfected security interest in the Financed Eligible Assets.

         "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the financial statements (including footnotes) of such Person in accordance with GAAP, including Statement No. 5 of the Financial Accounting Standards Board, all Rate Hedging Obligations and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

         (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

         (2) to advance or supply funds in any manner (i) for the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

         (3) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

         (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

         (5) otherwise to assure the owner of the Indebtedness or such obligation of the primary obligor against loss in respect thereof.

         "Continue", "Continuation", and "Continued" refers to the continuation pursuant to Section 2.8 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

         "Convention" means the Convention on the International Recognition of Rights in Aircraft signed initially at Geneva in 1948, as the same may be amended, modified or supplemented from time to time.

         "Convert",   "Conversion",  and  "Converted"  refers  to  a  conversion pursuant to Section 2.8 or Article IV of one Type of Loan into another Type of Loan.

         "Credit Party" means, collectively, each Borrower, each Eligible Intermediary, each Guarantor, and each other Person (excluding ACH Ltd. and Ireland Holding Limited) providing Collateral pursuant to any Security Instrument.

         "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder, provided that if, pursuant to Section 9.6, such event or condition is not deemed to be a breach of the Credit Parties' obligations under this Agreement and the other Loan Documents, such event or condition shall not be deemed to be a "Default" except for the purposes of Section 7.11, the first two sentences of Section 10.3, the Compliance Certificate in the form of Exhibit H, and Section 4 of the Borrowing Base Certificate in the form of Exhibit R.

         "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

         "Depositary Bank" means a bank, trust company or other Person, satisfactory to the Agent, that executes the Lockbox Agreement in the capacity of "Depositary Bank" thereunder.

         "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

         "Eligible Aircraft" means any Aircraft which satisfies each of the following requirements:

         (a) such Aircraft is a Stage III aircraft and is one of the models listed on Exhibit K attached hereto;

         (b) such Aircraft is owned by the Applicable Borrower;

         (c) such Aircraft is covered by all of the insurance described on Exhibit L attached hereto and the Agent (for itself and on behalf of the Lenders) is named as loss payee or contract party on the hull insurance and is named as an additional insured or contract party on the liability insurance;

         (d) neither the Applicable Carrier (if any) nor the Applicable Intermediary (if any) is organized under the laws of, or domiciled in, any Prohibited Country; and

         (e) either (x) the age of such Aircraft is (i) in the case of a passenger aircraft, 19 years or less and (ii) in the case of a freighter aircraft, 25 years or less, in each case measured from the date of original manufacture as a passenger aircraft or a freighter aircraft, as the case may be, to the date of the original Loan made or to be made in respect of such Eligible Aircraft, or (y) immediately after giving effect to the Loan to be drawn in respect of such Aircraft the total amount of Loans outstanding in respect of all Aircraft not satisfying clause (x) above shall not exceed $50,000,000; provided that in the event that any Eligible Aircraft is considered an Eligible Aircraft pursuant to clause (e)(y) above, each reference to "65%" in Sections 2.1, 2.3, 2.12 and 8.21 of this Agreement shall be replaced with "50%", with respect to such Eligible Asset.

         "Eligible Asset" means an Eligible Aircraft or an Eligible Engine.

         "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender that is a "resident" (as that term is used in the Treaty) of the U.S. or a "qualified person" (as that term is used in the Treaty) and (iii) any other Person approved by the Agent (such consent not to be unreasonably withheld or delayed) that is either (A) a resident of the U.S., (B) a qualified person under the Treaty or (C) a "bank" (as that term is used in Article 23 of the Treaty) that is a resident of Ireland or, if not such a resident, in whose hands the income from the Loans is attributable to a permanent establishment of such Persons in the U.S. or Ireland; provided, however, that (x) neither any Borrower nor an affiliate of any Borrower shall qualify as an Eligible Assignee and (y) unless a Default or Event of Default has occurred and is continuing, none of the Persons listed on Schedule 1.1 shall qualify as an Eligible Assignee unless the Parent shall have consented to such qualification, such consent not to be unreasonably withheld or delayed.

         "Eligible Carrier" means any air carrier duly licensed to carry passengers or cargo under applicable law, foreign or domestic.

         "Eligible Engine" means any Engine suitable for use on an Eligible Aircraft.

         "Eligible Intermediary" means, with respect to any Financed Eligible Asset, Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. or a Person that is a direct or indirect wholly-owned subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd.

         "Eligible Lease" or "Eligible Leases" means a fully-executed Lease by a Borrower or Eligible Intermediary (as lessor) to an Eligible Carrier (as lessee) of an Eligible Asset, which Lease satisfies each of the following requirements:

         (a) such Lease is a "triple net lease" (subject to any arrangement whereby the Borrower and the Eligible Carrier agree to share certain expenses relating to aircraft or engine maintenance, directives, service bulletins or similar items) and requires the lessee to maintain the insurance described in Exhibit L attached hereto with respect to such Eligible Asset, and to bear all risk of loss, damage or liability with respect to such Eligible Asset;

         (b) if the Eligible Carrier is domiciled in the United States, the lessor is entitled to the benefits of Section 1110 of the U.S. bankruptcy code with respect to the lessor's rights against such lessee, including without limitation the rights to require performance of such lessee's obligations under the Lease or return such Eligible Asset during such lessee's bankruptcy or insolvency;

         (c) such Lease requires the lessee to comply with covenants and restrictions regarding the maintenance, return, alteration, replacement, pooling and sublease of such Eligible Asset, which covenants and restrictions satisfy the requirements of Section 7.19(a) and Schedule 7.19(a) hereto;

         (d) if such Lease contains a purchase option, the expected exercise price is equal to or greater than the expected outstanding principal and accrued interest on all Loans relating to such Eligible Asset as of the date of exercise of such option;

         (e) such Lease prohibits the lessee from flying or locating such Eligible Asset in any country in violation of the applicable laws of any jurisdiction;

         (f) such Lease provides rent payments in US dollars or Euros and contains customary covenants and restrictions relating to re-registration of such Eligible Asset; which covenants and restrictions satisfy the requirements of the Security Agreement; provided that the total amount of Loans outstanding in respect of Aircraft subject to Leases where rent is paid in Euros shall in no circumstances exceed $50,000,000;

         (g) at the time of any Loan hereunder relating to such Eligible Asset or, if later, at the time of the entering into such Lease, no prepayment shall have been made under such Lease, and no Lease payment obligation shall have been accelerated, provided that it is understood that a scheduled rental payment to be paid in advance for a rental period in accordance with the Lease terms is not deemed to be a prepayment;

         (h) at the time of any Loan relating to such Eligible Asset or, if later, at the time of the delivery of such Eligible Asset under such Lease, the applicable lessor shall have delivered a Lessee Notice to the applicable lessee; and

         (i) either (i) such Lease is a "true lease" lease (and not a lease intended as security) under applicable commercial law and other applicable law relating to creditors' rights and bankruptcy; or (ii) such Lease grants to such Borrower, and such Borrower has at all times under the FAA Act (in the case of Eligible Assets registered in the United States), a perfected first priority mortgage Lien on such Eligible Asset (subject only to Permitted Liens), which Lien has been assigned to the Agent;

provided, however, that in the circumstances described in Section 2.15, "Eligible Lease" means, individually and collectively, (X) a fully-executed Lease by a Borrower (as lessor) to the Applicable Intermediary (as lessee) of an Eligible Asset, which Lease satisfies each of the requirements for an "Eligible Lease" set forth in clauses (a) through (h) above except that the lessee is not an Eligible Carrier, and (Y) a fully-executed sublease by such Applicable Intermediary (as sublessor) to an Eligible Carrier (as sublessee) of such Financed Eligible Asset, which Eligible Carrier is not a U.S. Carrier, and which Lease is identical in all material respects (other than the Persons that are lessor and lessee) to the Lease described in clause (X) above, and which Lease satisfies all the requirements for an "Eligible Lease" set forth in clauses (a) through (i) above, except that the lessor is not a Borrower.

         "Employee Benefit Plan" means, at a particular time, any employee benefit plan that is covered by ERISA and in respect of which any Guarantor or any Borrower or any of their respective ERISA Affiliates is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Engine" means any aircraft jet engine.

         "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means an entity, whether or not incorporated, that is under common control with any Guarantor or any Borrower within the meaning of
Section 4001 of ERISA or is part of a group that includes any Guarantor or any Borrower and that is treated as a single employer within the meaning of Section 414 of the Code.

         "Eurodollar   Rate"  means  the  interest  rate  per  annum  calculated
according to the following formula:

         Eurodollar        Interbank Offered Rate               Applicable
                           ----------------------
         Rate          =   1- Reserve Requirement     +         Margin

         "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

         "Event of Default"  means any of the  occurrences  set forth as such in
Section 9.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

         "FAA" means the United States Federal Aviation Administration.

         "FAA Act" means 49 U.S.C. Subtitle VII, ss.ss. 40101 et seq., as amended from time to time, any regulations promulgated thereunder and any successor provision.

         "FAA Counsel" means DeBee & Gilchrist, Daugherty, Fowler and Peregrin, Haught and Jenson, Crowe & Dunlevy, or any other law firm having nationally recognized expertise in FAA matters acceptable to the Agent.

         "FAA Recording Office" means the office of the FAA in Oklahoma City, Oklahoma, maintained as the office for the recordation of Liens on Eligible Assets and pursuant to the FAA Act, and any successor or additional office performing the same or a comparable function. "Facility Guaranty" means each Guaranty Agreement between one or more Guarantors and the Agent for the benefit of the Lenders (substantially in the form of Exhibit I-1 attached hereto), delivered as of the Initial Closing Date and reaffirmed as of the Closing Date and otherwise pursuant to Section 2.13, 5.1 or 5.2, as the same may be amended, modified or supplemented from time to time.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

         "Fee Letter" means the Fee Letter dated December __, 2006, by JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Bear Stearns & Co. Inc., Bear Stearns Corporate Lending Inc., Citigroup Global Markets, Inc. and accepted and agreed to by the Parent.

         "Fee Payment Date" means, for any month in which a commitment fee is due, the twentieth (20th ) calendar day of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day).

         "Financed Aircraft" with respect to any Loan means, collectively, each Eligible Aircraft, the acquisition of which was or is to be financed or refinanced in whole or in part by such Loan.

         "Financed Eligible Asset" with respect to any Loan means, collectively, each Eligible Aircraft or Eligible Engine, or part thereof, the acquisition of which was or is to be financed or refinanced in whole or in part by such Loan.

         "Fiscal Year" means the twelve-month fiscal period of the Parent and its Subsidiaries commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

         "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

         "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

         "Governmental Authority" means any Federal, state, municipal, national or other government (whether foreign or domestic and including the European Union) or governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or local government of the United States, the United States, or a foreign entity or foreign government.

         "Guarantors" means, at any date, the collective reference to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and the Beneficial Owners, Eligible Intermediaries and Subsidiaries who are required to be parties to a Facility Guaranty at such date.

         "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

         "Hedging Agreement" means one or more agreements between any Borrower or any Guarantor and any Lender or any Affiliate thereof, on terms mutually acceptable to such Borrower or any Guarantor and such Lender (or Affiliate), which agreements create Rate Hedging Obligations.

         "Holdings SPC" means a Subsidiary, 100% of the voting and equity interests in which are owned directly or indirectly by Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd.

         "Holdings Subsidiary Trust" means any trust (a) that is organized under the laws of a state of the United States, (b) whose trustee is a Qualified Trustee and (c) in which 100% of all beneficial interests are owned directly by Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. or a direct or indirect wholly-owned Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd.

         "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property or arising under Rate Hedging Obligations, all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), all Contingent Obligations, and other items which in accordance with GAAP is required to be classified as a liability on a balance sheet; but excluding all accounts payable in the ordinary course of business so long as payment therefor is due within one year; provided that in no event shall the term Indebtedness include surplus and retained earnings, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits or reserves or deferred compensation obligations.

         "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, as reflected on the balance sheet of such Person in accordance with GAAP, including without limitation all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements), other than trade payables incurred in the ordinary course of business.

         "Individual Eligible Asset Borrowing Base" with respect to any Eligible Asset means (i) prior to the date that is twelve months after the date a Loan is made to acquire such Eligible Asset, the Purchase Price of such Eligible Asset and (ii) any time thereafter, 95% of the Purchase Price of such Eligible Asset.

         "Initial Closing Date" mean February 28, 2006.

         "Ireland Holding Ltd." means Aircastle Ireland Holding Limited, a limited company incorporated in Ireland.

         "Insolvency" means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

         "Insolvent" means to pertain to a condition of Insolvency.

         "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary), to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (or, if no such comparable term is quoted, an interpolated rate as reasonably determined by the Agent). If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or on the last day of the preceding Interest Period, as the case may be, and ending on (x) the next occurring day that is the fifteenth day of a calendar month or (y) in the case of an Interest Period of one week, the last day of such week (provided, that Interest Periods of one week in duration may not be selected by a Borrower other than in anticipation of a prepayment of a Loan); provided, that,

         (a) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

         (b) except in the case of a one-week Interest Period, any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

         "Joint Lead Arrangers" means J.P. Morgan Securities Inc., Bear Stearns & Co. Inc. and Citigroup Global Markets, Inc.

         "Lease" has the meaning given in the Security Agreement.

         "Lease Event of Default" means any event characterized as an "event of default" (or the equivalent) under any Lease of any Eligible Asset (or that would be so characterized assuming the sending of any required notice by the lessor in a timely manner).

         "Lender" has the meaning given to such term in the preamble to this Agreement.

         "Lessee Notice" means a certificate in form and substance reasonably acceptable to the Agent, duly completed and executed by an Applicable Borrower with respect to an Eligible Asset; and the Agent agrees that the form of Lessee Notice attached hereto as Exhibit M is acceptable.

         "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, any Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

         "Loan" or "Loans" means any of the Revolving Loans.

         "Loan Documents" means this Agreement, the Notes (if any), the Security Instruments, the Facility Guaranties, the Assumption Letters, the Reaffirmation of Guaranties, the Fee Letters and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

         "Lockbox Agreement" means a lockbox agreement between any Beneficial Owner (if applicable), any Borrower, the Depositary Bank and the Agent substantially the form of Exhibit O hereto, as supplemented from time to time in accordance with the terms thereof.

         "Manufacturer" means any manufacturer of any Financed Eligible Asset.

         "Manufacturer's Warranty" means any warranty made or offered by any Manufacturer with respect to any Financed Eligible Asset.

         "Material Adverse Effect" means a material adverse effect on (i) the ability of the Credit Parties, taken as a whole, to pay or perform their respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or
(ii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof.

         "Monthly Servicer and Covenant Compliance Report" means the report substantially in the form of Exhibit P to be attached hereto and made part of this Agreement pursuant to Section 11.17.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means an Employee Benefit Plan that is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

         "Notes" means, collectively, the promissory notes (if any) of the Borrowers evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.5 substantially in the form of Exhibit F, with appropriate insertions as to amounts, dates and names of Lenders.

         "Obligations" means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., or any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower to the Agent (acting in any capacity) or to any Lender (or, in the case of Rate Hedging Obligations, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Rate Hedging Obligation entered into with any Lender or any affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Agent (acting in any capacity) or to any Lender that are required to be paid by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower pursuant thereto) or otherwise.

         "Operating Circular" means an operating circular issued by the Federal Reserve Bank.

         "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, trustee, member or partner action), or other similar official action, as applicable, taken by such entity.

         "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership, trust or other legally authorized incorporated or unincorporated entity, (i) the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership, trust agreement or other applicable organizational or charter documents relating to the creation of such entity which will, in each case, contain provisions reasonably satisfactory to the Lenders to ensure such entity's bankruptcy remoteness, including provisions relating to the appointment of a special member or independent director, the consent of which will be required to approve any decisions related to bankruptcy matters and (ii) the bylaws, operating agreement, partnership agreement, limited partnership agreement or other applicable documents relating to the operation, governance or management of such entity.

         "Parent" means Aircastle Limited, an exempted company organized and existing under the laws of Bermuda.

         "Parent Revolving Credit Agreement" means that certain $250,000,000 Credit Agreement, dated as of December 15, 2006, by and among the Parent, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto.

         "Parent Credit Parties" means credit parties to the Parent Revolving Credit Agreement.

         "Partnership Interests" has the meaning therefor provided in the Pledge Agreement.

         "Payment Date" means any date provided for herein on which the principal of, interest on or other amounts in respect of the Loans is due and payable.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

         "Permitted Lien" means any Lien permitted by Section 8.3.

         "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) those certain Pledge and Security Agreements or Share Charges entered prior to and still effective as of the Closing Date, and (ii) any additional Pledge and Security Agreement or Share Charge(substantially in the form of Exhibit S-1, S-2, S-3 or S-4 attached hereto, as applicable), delivered to the Agent pursuant to Section 5.1, 5.2 or 2.13, as hereafter amended, supplemented or replaced from time to time.

         "Pledged Interests" means the interests so defined in the Pledge Agreement including, without limitation, all Capital Stock of Bermuda Holding 2 Ltd., AI 1 Ltd. and AI 3 Ltd. and all Securitization Interests.

         "Prime Rate" means the per annum rate of interest established from time to time by the Reference Bank as its prime or reference rate, which rate may not be the lowest rate of interest charged by the Reference Bank to its customers.

         "Principal Office" means the principal office of the Agent presently located at 270 Park Avenue, New York, New York 10017 or such other office and address as the Agent may from time to time designate. Payments shall be made to the account specified in the Lockbox Agreement or to such other account as the Agent may from time to time specify in writing.

         "Prohibited Countries" means any country in which an Aircraft or Engine would not be covered by the insurance requirements of Section 3.7 of the Security Agreement (including, if required, political risk insurance), any country with which the United States does not maintain normal diplomatic relations and any country where or with nationals of which it is unlawful for Persons subject to the jurisdiction of the United States to conduct business without material restrictions or limitations.

         "Purchase Price" with respect to any Eligible Assets means the actual purchase price paid for such Eligible Assets by the Applicable Borrower, together with all other reasonable out of pocket expenses (including reasonable attorneys fees of each of the Borrower and the Agent) incurred or which is estimated by the Borrower to be incurred in respect of such Eligible Assets, in each case reasonably acceptable to the Agent.

         "Qualified Conversion" means the conversion of a Financed Aircraft from passenger configuration to a freighter configuration that meets the following conditions: (a) such conversion is performed by a conversion company that is well established with a program that has an FAA granted Supplemental Type Certificate to perform the intended work, and either (b)(i) such conversion is performed by an Approved Conversion Company or (ii) either (x) the senior unsecured long-term debt rating of the conversion company is not less than BBB/Baa2 or (y) the conversion company has caused a performance bond, letter of credit or other security naming the Agent as beneficiary, in an amount equal to 125% of the Loan of such Financed Aircraft, in form and substance satisfactory to the Lenders.

         "Qualified Trustee" means (i) Wilmington Trust Company, Wells Fargo Bank Northwest, N.A., JPMorgan Chase Bank, N.A., or another bank or trust company having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000) or (ii) any other Person acceptable to the Agent.

         "Qualifying Lender" means a Lender, beneficially entitled to the interest payable to that Lender in respect of any Loan under this Agreement; (a) which is a bank carrying on a bona fide banking business in Ireland; (b) which is a person resident in a country with which Ireland has a double taxation treaty or resident in a member state of the European Communities (other than Ireland) provided the loan is not connected with an Irish branch or agency of such Lender; or (c) which is a corporation established under the laws of the USA which is subject to tax in the USA on its worldwide income and the Loan is not connected with an Irish branch or agency of such Lender.

         "Quarterly Period" means a fiscal quarter of the Borrowers and their Subsidiaries.

         "Rate Hedging Obligations" means any and all obligations of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

         "Reaffirmation of Guaranties" means the Reaffirmation of Guaranties, dated as of December 15, 2006, executed by each Credit Party party to any Facility Guaranty existing as of such date.

         "Reference Bank" means JPMorgan Chase Bank, N.A.

         "Regulation A" means a Regulation A circular issued by such Federal Reserve Bank.

         "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

         "Regulatory Change" means any change effective after the Closing Date in United States federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy, including those relating to "highly leveraged transactions," whether or not having the force of law, and whether or not failure to comply therewith would be unlawful and whether or not published or proposed prior to the date hereof.

         "Reorganization" means, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the third day notice period is waived by the PBGC.

         "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to the amount of its Revolving Credit Commitment; and (b) following the occurrence and during the continuance of an Event of Default, to the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings; provided that, for the purpose of this definition only, if any Lender shall have failed to fund its Applicable Commitment Percentage of any Loan, the Revolving Credit Commitment of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Loan to the extent it covers such failure.

         "Requirement of Law" means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrowers up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

         "Revolving Credit Facility" means the facility described in Article II hereof providing for Loans to the Borrowers by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

         "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

         "Revolving Credit Termination Date" means the earliest of (i) the Stated Termination Date, (ii) the date of termination of Lenders' obligations pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrowers may voluntarily and permanently terminate the
Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, together with all accrued and unpaid interest thereon and reduce the Total Revolving Credit Commitment to zero pursuant to Section 2.7.

         "Revolving Loan" or "Revolving Loans" means any borrowing pursuant to a Loan under the Revolving Credit Facility in accordance with Article II.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         "Secured Party" has the meaning given in the Security Agreement.

         "Securitization Interest" means the equity or subordinated interests received by the Parent or any of its Subsidiaries pursuant to the sale, transfer, conveyance or other disposition of any Financed Eligible Asset or direct or indirect interest therein in connection with the securitization by the Parent, an Affiliate thereof, or any of its Subsidiaries, of such aircraft or interest therein.

         "Securitization   Subsidiary"   means  one  or  more  special   purpose
bankruptcy-remote entities (directly or indirectly "economically" owned by Parent) and formed for the purpose of securitizing Eligible Assets.

         "Security Agreement" means, collectively (or individually as the context may indicate), any Security Agreement (substantially in the form of Exhibit J attached hereto) delivered to the Agent pursuant to Section 2.13, 5.1 or 5.2, as hereafter modified, amended or supplemented from time to time.

         "Security Instruments" means, collectively, the Pledge Agreement, Security Agreement, the Lockbox Agreement, the Account Control Agreement and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Guarantor, Borrower, any Beneficial Owner, any Subsidiary, any Intermediary or any other Person shall grant or convey to the Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

         "Single Employer Plan" means any Employee Benefit Plan covered by Title IV of ERISA which is not a Multiemployer Plan.

         "Solvent" means, when used with respect to any Person, that at the time of determination:

         (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

         (ii) it is then able and expects to be able to pay its debts as they mature;

         (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted; and

         (iv) with respect to any Person incorporated in Ireland, such Person is "unable to pay its debts" as that phrase is defined under Irish law in
     Section 214 of the Companies Act 1963 and Section 2(3) of the Companies (Amendment) Act 1990.

         "Stated Termination Date" means December 15, 2008.

         "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding voting stock or more than 50% of all equity interests is owned directly or indirectly by one or more Guarantors, Borrowers and/or by one or more of any Guarantor's Subsidiaries or any Borrower's Subsidiaries. With respect to any specified Guarantor or Borrower, the "Subsidiaries" of such Guarantor or Borrower shall mean (y) any Subsidiary owned directly or indirectly by such Guarantor or Borrower or by any of its Subsidiaries, or (z) any trust with respect to which such Guarantor or such Borrower or any of its Subsidiaries has a beneficial interest.

         "Taxes" means all present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Termination Event" means: (i) a "Reportable Event"; or (ii) the termination of a Single Employer Plan or the filing of a notice of intent to terminate a Single Employer Plan; or (iii) the institution of proceedings to terminate a Single Employer Plan by the PBGC; or (iv) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan; or
(v) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA in favor of the PBGC or a Employee Benefit Plan; or (vi) any event or condition which results in the Reorganization or Insolvency of a Multiemployer Plan; or (vii) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "Total Revolving Credit Commitment" means a principal amount equal to $1,000,000,000, as may be reduced from time to time in accordance with Section 2.7.

         "Treaty" means the "Convention Between the Government of the United States of America and the Government of Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital Gains" as amended and in effect on the date hereof.

         "Trust Agreement" means a trust agreement between a Beneficial Owner and a Qualified Trustee.

         "Trust Estate" means all estate, right, title and interest of each Trustee in and to each Eligible Asset, each lease and all related documents and all other property of the Trustee, including, without limitation, all amounts of rent, insurance proceeds (other than liability insurance proceeds payable to or for the benefit of any Borrower, any Beneficial Owner, any Lender or the Agent) and requisition, indemnity or other payments or any kind for or with respect to each Eligible Asset.

         "Trustee" means a Qualified Trustee, solely in its capacity as trustee under a Trust Agreement.

         "Type" means any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

         "Unleaseable" with respect to a Financed Eligible Asset means (a) such Financed Eligible Asset shall not be subject to an Eligible Lease for 120 consecutive days (excluding the number of days such Eligible Asset shall be undergoing (i) maintenance or repairs in accordance with the provisions of the Loan Documents, (ii) Approved Improvements or (iii) a Qualified Conversion) and
(b) after such 120 day period the Agent shall have reasonably determined that Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd., as applicable, will be unable to lease such Financed Eligible Asset within 120 days after the date of determination.

         "Voting Stock" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.2. Rules of Interpretation.

         (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

         (b) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

         (c) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

         (d) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

         (e) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

         (f) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

         (g) All dates and times of day specified herein shall refer to such dates and times in New York, New York.

         (h) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

         (i) Any reference to an officer of any Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

         (j) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                          THE REVOLVING CREDIT FACILITY
                          -----------------------------

         2.1. Revolving Loans.

         (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to any of the Borrowers under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the applicable Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that (A) the proceeds of such Loan shall be used by such Borrower to (i) finance or reimburse a Borrower for up to 65% of (x) the Purchase Price of an Eligible Asset and (y), without duplication of amounts included in clause (x), the costs incurred in connection with any Approved Improvements or any Qualified Conversion related to such Eligible Asset and (ii) subsequent to the initial purchase of such Eligible Asset, to finance up to 65% of the Individual Eligible Asset Borrowing Base for such Eligible Asset and (B) the amount of such Loan (together with any other Loans relating to such Eligible Asset) shall not exceed 65% of the Individual Eligible Asset Borrowing Base of such Eligible Asset; and provided, further, that the Lenders will not be required and shall have no obligation to make any such Loan (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Loans as a result of an Event of Default; and provided, further, that immediately after giving effect to each such Loan, (A) the Borrowers shall be in compliance with the Borrowing Base Covenant; and (B) the amount of Revolving Credit Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrowers may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (1) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (2) each Revolving Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.7, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.5.

         (b) Amounts.  Each Revolving Loan hereunder and each  Conversion  under
     Section 2.8, shall be in an amount of at least $500,000 (other than Revolving Loans made in connection with an Approved Improvement or a Qualified Conversion).

         (c) Procedures. An Authorized Representative shall give the Agent (i) at least three (3) Business Days' irrevocable written notice of an Interest Rate Selection Notice with appropriate insertions, effective upon receipt, of each Revolving Loan that is to be Converted into a Eurodollar Rate Loan prior to 10:30 A.M. and (ii) at least one (1) Business Day's written notice, revocable only on or before noon the following Business Day of a Borrowing Notice with appropriate insertions, effective upon receipt, of each Revolving Loan (which shall be borrowed as a Base Rate Loan) prior to 10:30 A.M. and (iii) at least one (1) Business Day's irrevocable written notice of an Interest Rate Selection Notice with appropriate insertions, effective upon receipt, of each Revolving Loan that is to be Converted into a Base Rate Loan prior to 10:30 A.M. Each such notice shall (A) specify the name of the respective Borrower, the amount of the borrowing, the date of borrowing or Conversion (as applicable), type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest and (B) identify the Financed Eligible Asset the acquisition of which is to be financed with the proceeds of the borrowing. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of a Loan requested thereunder, shall be provided by the Agent to each Lender by facsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

               (i) Promptly (and, to the extent feasible, not later than 2:00 P.M.) on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Loan or Loans to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Applicable Borrower by delivery of the proceeds thereof to the Borrowers' Account or otherwise as shall be directed in the applicable Borrowing Notice by an Authorized Representative and reasonably acceptable to the Agent.

               (ii) Each Loan will be made initially as a Base Rate Loan. The Borrowers shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Revolving Loans in accordance with Section 2.8. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans for any or any Borrower having more than two (2) different Interest Periods. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period by the time prescribed by Section 2.8, the applicable Borrower shall be deemed to have elected for any Eurodollar Loan an Interest Period of the duration provided in clause (x) of the definition of Interest Period.

         2.2. Payment of Interest.

         (a) The Borrowers, jointly and severally, shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, as designated by the Authorized Representative pursuant to Section 2.1; provided, however, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest during such period at the Default Rate.

         (b) Interest on each Loan shall be computed on the basis of a year of 360 days and calculated in each case for the actual number of days elapsed. Interest on each Loan shall be paid (x) monthly in arrears on the twentieth
     (20th) calendar day of each calendar month (or, if such day is not a Business Day, on the next succeeding Business Day), (y) upon payment or prepayment of the principal amount of any Loan or any portion thereof, on the amount so paid or prepaid and (z) at the Revolving Credit Termination Date.

         2.3. Payment of Principal.

         (a) Scheduled Repayment; Voluntary Prepayments. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Stated Termination Date, or earlier as specifically provided herein. The Borrower may prepay the outstanding principal amount of any Eurodollar Loan, in whole or in part, upon two Business Days' notice to the Lenders and, in the case of Base Rate Loans, upon same day notice to the. All such prepayments must be accompanied by accrued interest up to, and including, the date of such prepayment and any compensation due under Section 4.5 hereof.

         (b) Mandatory Prepayments.

               (i) Upon the sale of any Financed Eligible Asset or other asset by any Borrower (including the sale or disposition of the equity interests in any such Borrower that holds a Financed Eligible Asset (including a transfer to any Securitization Subsidiary) but excluding any transfer of an Eligible Asset to a direct or indirect Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. who, in connection with such transfer will assume all of the transferor's obligations and shall satisfy all requirements under Section 5.2 to become a Borrower hereunder), or upon the refinancing of any Indebtedness of any Borrower arising from any Loan hereunder, the Borrowers, jointly and severally, shall immediately pay to the Agent an amount equal to the greater of (A) the outstanding principal of and accrued interest on any Loans made to, or for the benefit of, such Borrower in connection with such Financed Eligible Asset and (B) an amount sufficient to bring the Borrowers into compliance with the Borrowing Base Covenant after giving effect to such sale, disposition or refinancing. If any net proceeds of such sale or refinancing remain after the repayment in full of all outstanding principal and accrued interest on the Loans attributable to the Financed Eligible Asset sold, such excess proceeds shall be applied first, to reduce the outstanding principal and accrued interest on Loans as directed by Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. until the Borrowers are in compliance with the Borrowing Base Covenant and second, if no Default or Event of Default exists at the time, to the Applicable Borrower to be used or distributed by the Applicable Borrower in its sole discretion.

               (ii) If as of any Calculation Date the aggregate principal amount of the Loans shall be greater than 65% of the Borrowing Base on such day, the Borrowers shall, on the Payment Date immediately following such Calculation Date, prepay the Loans in an amount equal to the amount necessary to cause the aggregate outstanding principal amount of the Loans to be not greater than 65% of the Borrowing Base on such Payment Day.

               (iii) If the estimated amount of out of pocket costs incurred by an Applicable Borrower in connection with the acquisition of a Financed Eligible Asset exceeds the actual amount of such out of pocket costs included in the Purchase Price of such Financed Eligible Asset, the Borrowers shall prepay the Loan relating to such Financed Eligible Asset in an amount equal to 65% of such excess out of pocket costs within five Business Days after a Responsible Officer learns of such excess.

               (iv) The Borrowers, jointly and severally, shall prepay the Loans in respect of a Financed Eligible Asset upon the occurrence of an Event of Loss in respect of such Finance Eligible Asset and on the date required by Section 3.8(b) of the Security Agreement. If any net proceeds received in respect of such Event of Loss remain after the repayment in full of all outstanding principal and accrued interest on such Loans, if no Default or Event of Default exists at the time, such excess proceeds shall be paid to the Applicable Borrower and may be used by such Borrower in accordance with the terms of this Agreement and the other Loan Documents.

         2.4. Manner of Payment. Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Loans, shall be made to the Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds without setoff, deduction or counterclaim before 12:30 P.M. on the date such payment is due.

         (a) The Agent shall deem any payment made by or on behalf of any Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 12:30 P.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

         (b) In the event that any payment hereunder becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause
     (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided, further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         (c) Any payment or prepayment of any principal or interest on any Loan hereunder shall be accompanied by a certificate signed by an Authorized Representative and delivered to the Agent, which certificate shall identify such Loan, the amount of principal and interest paid thereon, and the Borrower to whom, or for whose benefit, such Loan was originally advanced.

         2.5. Notes. At the request of any Lender, Revolving Loans made by such Lender shall be evidenced by a Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving
Credit Commitment and shall be duly completed, executed and delivered by the Borrowers.

         2.6. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Loans and the fees described in Section 2.10 shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by any Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from any Borrower.

         2.7. Reductions. The Borrowers shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, facsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $5,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under Section 4.5.

         2.8. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article IV, the Borrowers may:

         (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

         (b) provided that no Default or Event of Default shall have occurred and be continuing and upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. three (3) Business Days' prior to the date of such election or
     Conversion:

               (i) elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

               (ii) Convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

Each election and Conversion pursuant to this Section 2.8 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.3 and Article IV. The Agent shall give written notice to each Lender of such notice of election or Conversion prior to 3:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         2.9. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment that shall be available to the Borrowers as Loans shall be reduced by the aggregate amount of Revolving Credit Outstandings.

         2.10. Fees. Borrower shall pay (i) the fees specified in the Fee Letters on the dates specified therein and (ii) a commitment fee for the period from and including the date hereof to the Revolving Credit Termination Date, computed at a rate of 0.125% per annum on the average daily amount of the available unused Revolving Credit Commitment of such Lender during the period for which payment is made, payable monthly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof.

         2.11. Deficiency Advances. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to any Borrower as herein provided, the Agent may in its discretion and in its capacity as a Lender, but shall not be obligated to, advance all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates as if it had originally made such Loan; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by a Borrower on each Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be to the Agent as a Lender in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon.

         2.12. Use of Proceeds. The proceeds of each Loan made pursuant to the Revolving Credit Facility hereunder shall be used by the Applicable Borrower to
(a) finance or reimburse a Borrower for up to 65% of the Purchase Price of an Eligible Asset and 65% of the costs incurred in connection with any Approved Improvements or any Qualified Conversion or (b) subsequent to the initial purchase of an Eligible Asset, finance up to 65% of the Individual Eligible Asset Borrowing Base of such Eligible Asset.

         2.13. Designation of Borrowing Affiliate; Releases.

         (a) An Authorized Representative may from time to time designate any Holdings Subsidiary Trust or Holdings SPC which has not joined in the execution of this Agreement as a "Borrowing Affiliate" hereunder by causing such Holdings Subsidiary Trust or Holdings SPC to execute and deliver a duly completed Assumption Letter (in the form attached hereto as Exhibit Q) to the Agent with the written acknowledgment of the Borrowers and the Agent at the foot thereof, together with (a) Facility Guaranties executed by each Beneficial Owner of any such Holdings Subsidiary Trust, by each Subsidiary of any such Beneficial Owner (other than such Holdings Subsidiary Trust), by each Subsidiary of such Holdings Subsidiary Trust or of such Holdings SPC and by the Applicable Intermediary (if any), (b) Security Agreements signed by such Holdings Subsidiary Trust or Holdings SPC, by each Beneficial Owner of any such Holdings Subsidiary Trust, by each Subsidiary of any such Beneficial Owner, by each Subsidiary of such Holdings Subsidiary Trust or Holdings SPC and by the Applicable
     Intermediary (if any), (c) Pledge Agreements signed by the respective Beneficial Owners and other owners, granting a security interest in the Pledged Interests in such Holdings Subsidiary Trust or Holdings SPC in any Subsidiary thereof, in any Beneficial Owner and in any Subsidiary thereof, and in the Applicable Intermediary (if any), and (d) all additional documents required under such Assumption Letter. Upon such execution, delivery and consent, such Holdings Subsidiary Trust or Holdings SPC (as the case may be) shall for all purposes be a party hereto as a Borrower as fully as if it had executed and delivered this Agreement.

         (b) So long as (w) all Loans made to or on behalf of any Borrower, together with all accrued interest on such Loans, have been paid in full,
     (x) all other outstanding Obligations of such Borrower (except Obligations to pay principal and interest on Loans other than those Loans described in clause (w)) have been paid in full, (y) no Default or Event of Default has occurred and will be continuing after giving effect to such termination, and (z) any prepayment required under Section 2.3(b) has been made, then such Borrower may, by not less than three (3) days prior notice to the Agent (which shall promptly notify the Lenders thereof), (i) terminate its status as a "Borrowing Affiliate" and "Borrower" hereunder and under the other Loan Documents, and (ii) (with respect to any Beneficial Owner of such Borrower) unless such Person also holds a beneficial interest in any other Borrower, terminate the status of such Person and any other Subsidiary of such Person as a "Guarantor" hereunder and under the other Loan Documents, and (iii) terminate the status of the Applicable Intermediary (if any) and any other Subsidiary of such Borrower as a "Guarantor" hereunder and under the other Loan Documents. Upon such terminations (provided the conditions to such terminations are satisfied), the Agent shall take all actions reasonably requested by such Borrower (A) to release the Liens of the Agent on all Collateral owned by such Borrower and its Subsidiaries (including the Applicable Intermediary, if any) and to release such Borrower and such Subsidiaries from all of their respective obligations under the Loan Documents (including without limitation a written release to such effect), (B) unless such Beneficial Owner also holds a beneficial interest in any other Borrower, to release the Liens of the Agent on all Collateral owned by such Beneficial Owner and its other Subsidiaries and to release such Beneficial Owner and such other Subsidiaries from all of their respective obligations under the Loan Documents (including without limitation a written release to such effect),
     (C) to release the Lien of the Agent with respect to any Pledged Interests in such Borrower, its Subsidiaries and the Applicable Intermediary, and (D) (unless such Beneficial Owner also holds a beneficial interest in any other Borrower) to release the Lien of the Agent with respect to any Pledged Interests in such Beneficial Owner. Any provision of this Section 2.13 or any other provision of any Loan Document notwithstanding, in no event shall Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. be released from its obligations to pay indemnification to, or reimburse any costs or expenses of, the Agent or any Lender (including without limitation the obligations under Article IV and Sections 4.6, 7.15, 11.5 and 11.9), which agreements and obligations shall survive any release or termination of any Credit Party (other than Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd.) pursuant to this Section 2.12.

         2.14. Joint and Several Liability. Each Borrower (including without limitation each Borrowing Affiliate) agrees and acknowledges that the Obligations (subject to the proviso in the last sentence in the definition of "Obligations" as such term is defined in Section 1.1 herein) constitute and will constitute joint and several obligations and liabilities of the Borrowers; provided, however, that anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Borrower with respect to the joint and several liability under this Section 2.14 shall in no event exceed the amount which can be guaranteed by such Borrower under applicable federal, state and applicable foreign laws relating to the insolvency of debtors. Each Borrower further agrees and acknowledges that all actions taken, elections made and notices and certificates furnished or received by it under or pursuant to the Loan Documents shall constitute the action, election, notice or certification of all of the Borrowers under the Loan Documents, and that each Authorized Representative shall have full authority to act for and on behalf of all of the Borrowers for all purposes of the Loan Documents. Each Borrower agrees that the joint and several liability of the Borrowers shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the rights of the Agent or any Lender with respect to the Collateral other than as provided in
Section 2.13(b) hereof, nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Agent, any Lender or any other Person with respect to any of the Obligations, nor by any other agreements or arrangements whatever with any other Borrower or with anyone else, each Borrower hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower hereunder is direct and unconditional as to all of the Obligations hereunder, and may be enforced without requiring the Agent, any Lender or any other Person first to resort to any other right, remedy or security; no Borrower shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for indemnity whatsoever, nor any right of recourse to security for any of the Obligations hereunder, unless and until all of said Obligations have been paid in full; except as provided in Section 2.13(b) hereof and subject to the proviso to the first sentence of this Section 2.14, nothing shall discharge or satisfy the liability of any Borrower hereunder except the full payment and performance of all of the Obligations; any and all present and future debts and obligations of each Borrower to the other Borrowers are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future Obligations of the Borrowers to the Agent, the Lenders and any other Person.

         2.15. Eligible Lease Involving Eligible Intermediary. In lieu of leasing a Financed Eligible Asset directly to an Eligible Carrier, a Borrower may lease such Financed Eligible Asset directly to an Eligible Intermediary pursuant to an Eligible Lease described in clause (X) of the proviso to the definition of "Eligible Lease"; provided that

         (a) such Eligible Intermediary simultaneously subleases such Eligible Asset to an Eligible Carrier pursuant to an Eligible Lease described in clause (Y) of the proviso to the definition of "Eligible Lease" and such sublease is pledged as collateral security for the obligations of the Eligible Intermediary under the head lease;

         (b) in the case of any Loan with respect to such Eligible Asset, all Loan conditions that pertain to any Eligible Lease or other Lease by a Borrower of such Eligible Asset (including without limitation requirements concerning the perfection of Liens on Collateral, and delivery of copies of the Leases and Lessee Notices) shall be satisfied with respect to each such Lease to or by the Applicable Intermediary;

         (c) all provisions of any Loan Document that pertain to any Eligible Lease or other Lease by a Borrower of such Eligible Asset shall apply to each such Lease to or by the Applicable Intermediary; and

         (d) the lease/sublease structure shall not result in adverse tax or other consequences to the Agent or any Lender which have not been indemnified or otherwise addressed to the reasonable satisfaction of the Agent.

                                  ARTICLE III

                                    SECURITY
                                    --------

         3.1. Security. As security for the full and timely payment and performance of all Obligations, each Borrower will, or will cause the Credit Parties to, on or before the date of the initial Loan do or cause to be done all things necessary in the reasonable opinion of the Agent and its counsel to grant to the Agent for the benefit of the Lenders a duly perfected first priority security interest under all applicable laws in all Collateral subject to no prior Lien or other encumbrance (that, in each case, has not previously been satisfied in full) or restriction on transfer (other than Permitted Liens).

         3.2. Further Assurances. At the request of the Agent, each Borrower will, or will cause the other Credit Parties to, execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Agent contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by any Borrower, or any Guarantor or any other Credit Party after the Closing Date.

         3.3. Information Regarding Collateral. Bermuda Holding 2, AI 1 Ltd., AI 3 Ltd., and each Borrower represents, warrants and covenants that (i) the chief executive office of AHC Ltd., Ireland Holding Limited and each Credit Party providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 3.3, and (ii) Schedule 3.3 (as may be amended, supplemented or modified from time to time) contains a true and complete list of (a) the name and address of each Grantor, (b) each location of the chief executive office and principal place of business of each Grantor and (c) the country of registration (if applicable) of each Eligible Asset. No Borrower shall change, or permit any other Grantor to change, the location of its chief executive office or principal place of business, or use or permit any other Grantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at the Borrowers' or such other Grantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

         3.4. Quiet Enjoyment. The Agent and each Lender hereby agree that, so long as no Lease Event of Default shall have occurred and be continuing under an Eligible Lease, it will not interfere with the quiet enjoyment of the possession and use of the Eligible Asset by the Applicable Carrier during the term of such Eligible Lease and it will (subject to any requirements or restrictions imposed by applicable law) dispose of its interest in the Eligible Asset leased under such Eligible Lease expressly subject to such Eligible Lease and on terms such that the purchaser provides a similar right of quiet enjoyment to such Applicable Carrier. Upon the request of any Borrower, the Agent (on behalf of itself and the Lenders) will confirm the immediately preceding sentence in writing to any Applicable Carrier.

                                   ARTICLE IV

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

         4.1. Requirements of Law.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate; or

               (ii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost (other than a Tax) to such Lender, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Rate Loans or to reduce any amount receivable hereunder in respect thereof (other than by reason of any Tax), then, in any such case, the Borrowers shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender (on an after-tax basis) for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrowers (with a copy to the Agent) of the event by reason of which it has become so entitled.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrowers (with a copy to the Agent) of a written request therefor, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation (on an after-tax basis) for such reduction.

         (c) Each Lender shall promptly notify Bermuda Holding 2 Ltd., AI 1 Ltd., AI 1 Ltd., AI 3 Ltd. and the Agent of any event of which it has knowledge occurring after the date hereof, which will entitle a Lender to compensation pursuant to this Section 4.1, and such Lender shall, upon written request by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower, designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrowers (with a copy to the Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Borrowers shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than three months prior to the date that such Lender notifies the Borrowers of such Lender's intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such three-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrowers pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

         (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

         (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

then the Agent shall give the Borrowers prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type or to Convert Loans of any other Type into Loans of such Type, and the Borrowers shall, jointly and severally, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with the terms of this Agreement.

         4.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrowers thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 4.4 shall be applicable).

         4.4. Treatment of Affected Loans. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 4.1 or 4.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.3 hereof, on such earlier date as such Lender may specify to the Borrowers with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 4.1 or 4.3 hereof that gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

         (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrowers (with a copy to the Agent) that the circumstances specified in Section 4.1 or 4.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         4.5. Compensation. Upon the request of any Lender, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and the Borrowers, jointly and severally, shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

         (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.1) on a date other than the last day of the Interest Period for such Loan; or

         (b) any failure by any Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article V to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         4.6. Taxes.

         (a) Any and all payments by any Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all Taxes, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of each Lender and the Agent, Taxes imposed on its income, receipts, capital, net worth or items of tax preference and franchise, doing business and similar Taxes (imposed on it in lieu of net income taxes), imposed on such Lender or Agent as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded Taxes (" Indemnified Taxes") or Other Taxes (as defined below) are required to be withheld after the date hereof from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made,
     (ii) such Borrower shall make such deductions, (iii) such Borrower shall timely pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Borrower shall furnish to the Agent, at its address referred to in Section 11.2, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably acceptable to such Lender or the Agent; provided however, that the Borrowers shall not be required to increase such amounts payable to any Lender with respect to any Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States or Irish withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrowers with respect to such Taxes pursuant to this paragraph.

         (b) In addition, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and the Borrowers agree, jointly and severally, to timely pay any and all present or future stamp or documentary taxes which arise from the execution or delivery of this Agreement or any other Loan Document or the provision of the security interest in any Collateral required hereunder (hereinafter referred to as "Other Taxes").

         (c) Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and the Borrowers agree, jointly and severally, to indemnify each Lender and the Agent for the full amount of Indemnified Taxes and Other Taxes (including, without limitation, any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by any Borrower or the Agent (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), shall provide the Borrowers and the Agent with (i) a complete and properly executed Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY (including all required accompanying information), as appropriate, or any successor form prescribed by the Internal Revenue Service (including a United States taxpayer identification number), certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest, certifying that the Lender is eligible for the "portfolio interest exemption" or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (ii) Internal Revenue Service Form W-9 or any successor form prescribed by the Internal Revenue Service. In addition, each Lender and the Agent agrees that it will (i) take all actions reasonably requested by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or a Borrower in writing that are consistent with applicable legal and regulatory restrictions to claim any available reductions or exemptions from Indemnified Taxes or Other Taxes and (ii) otherwise cooperate with Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and the Borrowers to minimize any amounts payable by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or the Borrowers under this Section 4.6; provided, however, that in each case, any out-of-pocket cost relating to such action or cooperation requested by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or a Borrower shall be borne by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or such Borrower and no Lender shall be required to take any action that it determines in its sole good faith discretion, may be adverse in any non de minimis respect to it and not indemnified to its satisfaction. Each Lender listed on the signature page hereto represents that it is a Qualifying Lender as of the Closing Date and each assignee represents that it is a Qualifying Lender as of the date such party becomes an assignee.

         (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

         (f) If Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the sole judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or the applicable Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment or otherwise evidence of such payment as is reasonably acceptable to the Agent.

         (h) If the Agent or any Lender receives a refund of any Taxes or Other Taxes as to which it has been indemnified by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or a Borrower or with respect to which Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or a Borrower has paid additional amounts pursuant to this Section 4.6, it shall pay over such refund to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or a Borrower under this Section 4.6 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any net increase in Taxes imposed on such Person by reason of such refund and the payment by such Person pursuant to this sentence) of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower or any other Person.

         (i) Without prejudice to the survival of any other agreement of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower hereunder, the agreements and obligations of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower contained in this Section 4.6 shall survive the termination of the Revolving Credit Commitments and the payment in full of the Loans.

                                   ARTICLE V

                           CONDITIONS TO MAKING LOANS
                           --------------------------

         5.1. Conditions of Closing of Amended and Restated Credit Agreement. The effectiveness of this Agreement is subject to the prior or concurrent satisfaction or waiver of each of the conditions precedent set forth in this
Section 5.1. For the limited purpose of this Section 5.1, the phrases "shall have received", "shall have approved", "shall have demonstrated", "shall have delivered" and similar phrases contemplating that future performances were required shall be construed as being performed or waived as of the Closing Date:

         (a) the Agent shall have received, as of the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

               (i) executed originals of each of this Agreement, the Notes (if applicable), the initial Facility Guaranties, the initial Security Agreements, the initial Pledge Agreements, the Omnibus Amendment and the other initial Loan Documents, together with all schedules and exhibits thereto;

               (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Credit Parties dated the Closing Date (including opinions of New York, Bermuda and Irish counsel), addressed to the Agent (on behalf of itself and the Lenders), substantially in the form of Exhibit G-1 and Exhibit G-3 or otherwise reasonably satisfactory to special counsel to the Agent;

               (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of each Credit Party (except in the case of a Credit Party that is a trust), certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

               (iv) specimen signatures of officers of each Credit Party executing the Loan Documents on behalf of such party, certified by the secretary or assistant secretary of such party;

               (v) the Organizational Documents of each Credit Party and each of the trustees for each Holdings Subsidiary Trust certified as of a recent date by the Secretary of State or comparable official of its jurisdiction of organization (provided that the Trust Agreement of a Holdings Subsidiary Trust may be certified by the secretary or assistant secretary of its Beneficial Owner);

               (vi) certificates issued as of a recent date by the Secretaries of State or comparable officials of the respective jurisdictions of formation of each of the Credit Parties (excluding Holdings Subsidiary Trusts) as to the due existence and good standing of such Person;

               (vii)   notice  of   appointment   of  the   initial   Authorized
          Representative(s);

               (viii) Uniform Commercial Code financing statements appropriate for filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require;

               (ix) the delivery by the Borrowers of all stock certificates and other certificates, if any, evidencing ownership of any Pledged Interests, accompanied in each case by duly executed stock or transfer powers (or other appropriate transfer documents) in blank affixed thereto; and

               (x) the delivery by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., and the Borrowers of "control agreements" that have been executed by the respective issuers (and consented to by the respective Credit Parties) with respect to any uncertificated Pledged Interests; and

               (xi) evidence that any fees payable by any Credit Party on the Closing Date to the Agent and the Lenders have been paid in full; and

         (b) in the good faith judgment of the Agent and the Lenders:

               (i) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

               (ii) the Credit Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Credit Parties is a party or by which any of them or their properties is bound.

         5.2. Conditions of Revolving Loans. The obligation of the Lenders to make Revolving Loans hereunder on or subsequent to the Closing Date (other than additional loans to a Borrower in connection with Approved Improvements, or a Qualified Conversion) is subject to the conditions precedent that:

         (a) each of the conditions to making the Revolving Credit Facility available to the Borrowers, as set forth in Section 5.1, shall have been satisfied on or prior to the date of the initial Loan after the Closing Date;

         (b) the representations and warranties of the Credit Parties set forth in Article VI and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date;

         (c) the Borrowing Affiliate with respect to such Loan shall have executed and delivered to the Agent an Assumption Letter, and each Borrower and the Agent shall have executed such Assumption Letter and the Borrowing Affiliate shall have delivered to the Agent all other agreements, instruments and documents required by such Assumption Letter;

         (d) the Borrowing Affiliate with respect to such Loan shall have delivered to the Agent (i) Facility Guaranties fully executed by any Beneficial Owner of such Borrowing Affiliate, by each Subsidiary of any such Beneficial Owner (other than such Borrowing Affiliate), by each Subsidiary of such Borrowing Affiliate and by the Applicable Intermediary (if any); (ii) Pledge Agreements fully executed by the appropriate pledgors, granting a security interest in all Pledged Interests with respect to each such Beneficial Owner, such Borrowing Affiliate, each Subsidiary of any Beneficial Owner, each Subsidiary of such Borrowing Affiliate, and the Applicable Intermediary (if any); (iii) Security Agreements fully executed by such Borrowing Affiliate, any Beneficial Owner of such Borrowing Affiliate, each Subsidiary of any Beneficial Owner, each Subsidiary of such Borrowing Affiliate, and the Applicable Intermediary (if any); and ((iv) Lockbox Agreements executed by each Borrower;

         (e) the Agent shall have received the latest drafts of the following within 5 Business Days prior to the date of the Loan, an organized pre-closing of the required documentation shall have occurred at least one Business Day prior to the date of the Loan, and the Agent shall have received final versions of the following, in form and substance satisfactory to the Agent and the Lenders, on or prior to the date of the
     Loan:

               (i) each of the documents and instruments (including without limitation the opinions of counsel, the resolutions of boards of directors or other appropriate governing bodies or committees, the specimen signatures, officer's certificates, Organizational Documents and governmental certificates (if any) of existence, qualification, good standing and assumed name) required by Section 5.1 as if such Borrowing Affiliate had been a Borrowing Affiliate (and its Beneficial Owner, their respective Subsidiaries and the Applicable Intermediary (if any) had been in such positions) on the Closing Date;

               (ii) with respect to each Financed Eligible Asset registered in the United States, the favorable written opinion with respect to the Loan Documents and the transactions contemplated thereby of FAA Counsel dated the date of such Loan, addressed to the Agent (on behalf of itself and the Lenders), substantially in the form of Exhibit G-2 or otherwise reasonably satisfactory to special counsel to the Agent;

               (iii) with respect to every other Financed Eligible Asset, the favorable written opinion with respect to the Loan Documents and the transactions contemplated thereby of local counsel in each Applicable Foreign Jurisdiction dated the date of such Loan, addressed to the Agent (on behalf of itself and the Lenders), substantially in the forms of Exhibit G-3 and Exhibit G-4 or otherwise reasonably satisfactory to special counsel to the Agent;

               (iv) certificates of insurance from qualified brokers of aircraft insurance or other evidence satisfactory to the Agent, evidencing all insurance required by the Loan Documents (including without limitation all insurance required by Exhibit L with respect to each Eligible Asset that is to be a Financed Eligible Asset);

               (v) a Borrowing Notice;

               (vi) a certificate of an Authorized Representative substantially in the form of Exhibit R containing computations of the Borrowing Base and providing information about the Financed Eligible Asset, in each case after giving effect to such Loan and any related Financed Eligible Asset;

               (vii) Uniform Commercial Code financing statements appropriate for filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require, including without limitation:

                    (1) the delivery by the Borrowers of all stock  certificates and other certificates, if any, evidencing ownership of any Pledged Interests, accompanied in each case by duly executed stock or transfer powers (or other appropriate transfer documents) in blank affixed thereto; and

                    (2) the delivery by the  Borrowers  of "control  agreements"
               that have been executed by the respective issuers (and consented to by the respective Credit Parties) with respect to any uncertificated Pledged Interests;

                    (3) with respect to each Financed  Eligible Asset registered in the United States, evidence of the filing with the FAA Recording Office all documents required by the FAA in order to protect the Applicable Borrower's right, title and interest in such Financed Eligible Asset;

                    (4) with respect to each Financed Eligible Asset not registered in the United States, evidence of the filing with each applicable recording office in each Applicable Foreign Jurisdiction of all documents required by such office or any Applicable Foreign Aviation Law in order to protect the Applicable Borrower's right, title and interest in such Financed Eligible Asset in such Applicable Foreign Jurisdiction;

                    (5) a copy of the executed  purchase  agreement and executed bill of sale evidencing the purchase by the Applicable Borrower of each Financed Eligible Asset;

                    (6) copies of the certificates of aircraft registration issued by the FAA and certificates of airworthiness issued by the FAA, in each case with respect to each Aircraft registered in the United States; and

                    (7) evidence of registration and other applicable qualification issued by any Applicable Foreign Jurisdiction to the extent such registration or qualification is required by an Applicable Foreign Aviation Law, in each case with respect to each Eligible Asset not registered in the United States;

               (viii) results of a search of Liens filed with the FAA or any Applicable Foreign Jurisdiction with respect to any Eligible Asset that is or is to be a Financed Eligible Asset;

               (ix) for each Financed Eligible Asset that will be subject to an Eligible Lease on the date of the initial Loan, copies of each such Eligible Lease; and

               (x) for each Financed Eligible Asset that will be subject to an Eligible Lease on the date of the initial Loan for such Financed Eligible Asset, a Lessee Notice and evidence (which may be in the form of a legal opinion) that the Agent shall have the right, under the laws of the Applicable Foreign Jurisdiction, to enforce directly the Eligible Lease against the Lessee, including without limitation, the obligation of the Lessee to make payments under the Eligible Lease to the applicable Account.

         (f) at the time of (and after giving effect to) the initial Loan, no Default or Event of Default specified in Article IX shall have occurred and be continuing;

         (g) immediately after giving effect to the initial Loan;

               (i) the aggregate principal balance of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment; and

               (ii) the Revolving Credit Outstandings shall not exceed the lesser of the Borrowing Base or the Total Revolving Credit Commitment.

         5.3. Conditions of Subsequent Advances Under Revolving Loans. The obligation of the Lenders to make an additional loan to a Borrower in connection with Approved Improvements or a Qualified Conversion is subject to the conditions precedent that:

         (a) the representations and warranties of the Credit Parties set forth in Article VI and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date;

         (b) the Agent shall have received final versions of the following at least one Business Day prior to the date of the Loan:

               (i) a Borrowing Notice; and

               (ii) a certificate of an Authorized Representative substantially in the form of Exhibit R containing computations of the Borrowing Base and providing information about the Financed Eligible Asset, in each case after giving effect to such Loan and any related Financed Eligible Asset;

         (c) at the time of (and after giving effect to) the initial Loan, no Default or Event of Default specified in Article IX shall have occurred and be continuing; and

         (d) immediately after giving effect to the initial Loan;

               (i) the aggregate principal balance of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

               (ii) the Revolving Credit Outstandings shall not exceed the lesser of the Borrowing Base or the Total Revolving Credit Commitment.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., each other Guarantor and each Borrower represents and warrants with respect to itself, its Subsidiaries (if any) and each other Credit Party (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

         6.1. Organization and Authority.

         (a) Each Borrower, each Subsidiary and each other Credit Party is a trust, corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation;

         (b) Each Borrower, each Subsidiary and each other Credit Party (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

         (c) Each Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes (if applicable), and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

         (d) Each Credit Party (other than the Borrowers) has the power and authority to execute, deliver and perform each of the Loan Documents to which it is a party; and

         (e) When executed and delivered, each of the Loan Documents to which any Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Credit Party (as the case may be), enforceable against such Credit Party (as the case may be) in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

         6.2. Loan Documents. The execution, delivery and performance by each Credit Party of each of the Loan Documents to which it is a party:

         (a) have been duly authorized by all requisite Organizational Action of such Credit Party (as the case may be) required for the lawful execution, delivery and performance thereof;

         (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on such Credit Party or their respective properties, or (iii) the Organizational Documents of such Credit Party;

         (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which such Credit Party is a party, or by which the properties or assets of such Credit Party are bound; and

         (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any Subsidiary except any Liens in favor of the Agent and the Lenders created by the Security Instruments;

         6.3. Solvency. At the time of each Loan to a Borrower, such Borrower and each Beneficial Owner of such Borrower and each Eligible Intermediary, if any, is Solvent after giving effect to the transactions contemplated by the Loan Documents;

         6.4. Subsidiaries and Stockholders. No Borrower or Guarantor (other than Bermuda Holding 2 Ltd., AI 1 Ltd. and AI 3 Ltd.) has any Subsidiaries, except that a Guarantor may have a beneficial interest in a Borrower, a Borrower may own an Eligible Intermediary and a Borrower may be a Subsidiary of a Guarantor;

         6.5. Ownership Interests.

         (a) No Borrower or Guarantor owns any interest in any Person, except that a Guarantor may have a beneficial interest in a Borrower, and a Borrower may own an Eligible Intermediary; and

         (b) Bermuda Holding 2 Ltd., AI 1 Ltd. or AI 3 Ltd. owns, directly or indirectly, all of the Capital Stock of each Borrower, except for directors' qualifying shares, if any.

         6.6. Liens. The Agent (for itself and on behalf of the Lenders) has a first priority perfected Lien (subject to Permitted Liens) on all Collateral under the Security Instruments;

         6.7. Title to Properties. Each Borrower and each of its Subsidiaries, each Guarantor and each other Credit Party has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind except as provided in the Security Instruments and the Leases; and

         6.8. Taxes. Except as set forth in Schedule 6.8, each Borrower, each of its Subsidiaries, each Guarantor and each other Credit Party has filed or caused to be filed all federal, state, local and foreign Tax returns in each case that are required to be filed by it and that, the failure to file, would have a Material Adverse Effect (individually or in the aggregate) and, except for Taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves in accordance with GAAP reflected in the financial statements most recently delivered pursuant to
Section 7.1(a) and satisfactory to the Borrowers' independent certified public accountants have been established, have paid or caused to be paid all Taxes as shown on said returns or on any assessment received by it, to the extent that such Taxes have become due;

         6.9. Other Agreements. No Guarantor, other Credit Party nor any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd.:


               (i) is a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect;

               (ii) is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Guarantor, other Credit Party or such Subsidiary is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect; or

               (iii) shall have, prior to its execution of the Assumption Letter, conducted business other than related to the acquisition, leasing, maintenances, financing (solely under the Loan Documents), ownership and disposition of Eligible Assets or have incurred any liabilities except to the extent related to such business, including, without limitation, under the Eligible Lease to which it is a party, an aircraft acquisition, sale, maintenance or overhaul agreement and the Loan Documents, none of which liabilities (except (a) the purchase price in respect of an Eligible Asset, (b) liabilities in respect of Approved Improvements and (c) those arising under the Loan Documents and the Eligible Leases) are material to the Borrowers taken as a whole.

         6.10. Litigation. Except as set forth in Schedule 6.10, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of any Borrower, threatened by or against any Guarantor, any Borrower or any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. or any other Credit Party or affecting any such Person or any properties or rights of any such Person, which could reasonably be likely to have a Material Adverse Effect;

         6.11. Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used (a) for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect for any purpose that violates the provisions of the Regulations of the Board or
(b) for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Agent, the Borrowers will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U;

         6.12. Investment Company. No Credit Party is an "investment company," or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by each Borrower and the performance by each Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof;

         6.13. Patents, Etc. Each Borrower, each Guarantor and each other Credit Party owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person;

         6.14. No Untrue Statement. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of any Borrower or any other Credit Party in accordance with or pursuant to any Loan Document nor (b) any written statement, representation, or warranty provided to the Agent in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading;

         6.15. No Consents, Etc. Neither the respective businesses or properties of the Credit Parties or any Subsidiary, nor any relationship among the Credit Parties or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of any Credit Party as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be;

         6.16. Employee Benefit Plans.

         (a) Neither any Guarantor  nor any Borrower or any of their  respective
     Subsidiaries has or has ever sponsored any Employee Benefit Plan, any Single Employer Plan or any Multiemployer Plan, or had any obligation to fund any such plan;

         (b) Neither any Borrower nor any ERISA Affiliate has incurred any "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA with respect to any Single Employer Plan, whether or not waived, during the six-year period prior to the date on which this representation is made or deemed made or any other liability to the PBGC which remains outstanding, in each case, in an amount that would be reasonably likely to have a Material Adverse Effect;

         (c) No Termination Event has occurred during the six-year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur with respect to any Single Employer Plan or Multiemployer Plan, neither any Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan that, in each case, could be reasonably expected to have a Material Adverse Effect; and

         (d) The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Single Employer
     Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made for each such plan, exceed the then current value of the assets of such Single Employer Plan allocable to such benefits by a material amount;

         6.17. No Default. As of the date hereof, there does not exist any Default or Event of Default hereunder;

         6.18. Environmental Laws. Except as listed on Schedule 6.18, each Borrower, each Guarantor and each Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. is in compliance with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals. Except as listed on Schedule 6.18, neither any Borrower, any Guarantor nor any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. has been notified of any pending or threatened action, suit, proceeding or investigation, and neither any Borrower, any Guarantor nor any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. is aware of any facts, which (a) calls into question, or could reasonably be expected to call into question, compliance by any Borrower, any Guarantor or any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. with any Environmental Laws, (b) seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the operation of any Borrower's, any Guarantor's or any of Bermuda Holding 2 Ltd.'s, AI 1 Ltd.'s or of AI 3 Ltd.'s Subsidiary's business or facilities or for the generation, handling, storage, treatment or disposal of any Hazardous Materials, or (c) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of any Borrower, any Guarantor or any Subsidiary of Bermuda Holding 2 Ltd., AI 1 Ltd. or of AI 3 Ltd. or other Credit Party to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law;

         6.19. Employment Matters. No Borrower, Guarantor or Credit Party has or has ever had any employee other than officers thereof; and 6.20. Taxes. AI 1 Ltd. and AI 3 Ltd. are eligible for the benefits of the Income Tax Treaty between the United States of America and Ireland. No Borrower, to its knowledge, as of the date of this Agreement, is required to withhold or deduct any Taxes imposed by any non-U.S. Governmental Authority, in an amount or to an extent that would be reasonably expected to have a Material Adverse Effect.

                                  ARTICLE VII

                              AFFIRMATIVE COVENANTS
                              ---------------------

         Unless the Required Lenders shall otherwise consent in writing, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower will, and where applicable will cause each Guarantor and each Subsidiary (if any) to:

         7.1. Financial Reports, Etc.

         (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year, deliver or cause to be delivered to the Agent and each Lender audited consolidated balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Year, and the notes thereto (if any), and the relating audited consolidated statements of income, changes in stockholders' (or members') equity and cash flows, and the respective notes thereto (if any), for such Fiscal Year, setting forth comparative financial statements for the preceding year (if applicable), reported on by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing all prepared in accordance with GAAP and accompanied by a certificate of an Authorized Representative, which certificate shall be in the form of Exhibit H;

         (b) as soon as practical and in any event within 60 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), deliver to the Agent and each Lender consolidated income statements of Parent and its Subsidiaries prepared in accordance with GAAP and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly, in all material respects, the financial position of Parent and its Subsidiaries and of each of the Borrowers and their respective Subsidiaries as of the end of such fiscal period and the results of their operations for such fiscal period;

         (c) as soon as practical and in any event within 10 days after the end of each calendar month with respect to a draft (for the Agent) and within 30 days after the end of each calendar month with respect to a final report (for the Agent and each Lender), deliver or cause to be delivered as set forth above a report in form and substance reasonably satisfactory to the Agent, stating that each Borrower is in compliance with the covenants and terms hereof and that no Default or Event of Default has occurred and is continuing, in each case as of the end of such month (the "Monthly Covenant Compliance Report");

         (d) promptly upon their becoming available to Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower, such Person shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower, any Guarantor or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower, any Guarantor or any Subsidiary to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to any Borrower, any Guarantor or any Subsidiary by independent accountants in connection with any annual, interim or special audit of any Borrower or any Subsidiary; and

         (e) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Bermuda Holding 2 Ltd.'s, AI 1 Ltd.'s, AI 3 Ltd.'s, any Borrower's, any Guarantor's and any Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request.

Subject to Section 11.15, the Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement;

         7.2. Maintain Properties. If a Financed Eligible Asset is not subject to an Eligible Lease, maintain and make repairs to such Financed Eligible Asset in compliance with the requirements set forth in Section 3.4 of the Security Agreement; and each Borrower, Guarantor and Subsidiary shall maintain all other properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such other properties, and maintain free from Liens all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices;

         7.3. Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 8.7, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary;

         7.4. Regulations and Taxes. Comply in all material respects with or contest in good faith all statutes and governmental regulations and timely pay all Taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien other than a Permitted Lien against any of its properties;

         7.5. Insurance. Maintain or cause to be maintained with respect to each Financed Eligible Asset and all other Collateral the insurance described on Exhibit L and cause the Agent for itself and on behalf of the Lenders to be named additional insureds (in the case of any liability insurance) and loss payee or contract party (in the case of any hull insurance) on such insurance and on any and all other insurance maintained by any Credit Party with respect to such Financed Aircraft or provided by or on behalf of a lessee or other Person pursuant to the terms of any Lease;

         7.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements;

         7.7. Right of Inspection. Permit any Person designated by any Lender or the Agent to visit and inspect any Financed Eligible Asset, or any other property, corporate book or financial report of any Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants; and cause each Eligible Carrier to permit any Person designated by any Lender or any Agent to inspect any Financed Eligible Asset, all at reasonable times, at reasonable intervals and with reasonable prior notice, subject to any restriction on inspection contained in an Eligible Lease with respect to such Financed Eligible Asset, provided that notwithstanding any such Lease, (a) any Person designated by a Lender or the Agent may inspect such Financed Eligible Asset at any reasonable time upon an event of default under such Lease, and (b) upon any Event of Default, the Applicable Borrower will use its best efforts to cause the Applicable Carrier (and any other Person) to permit any Person designated by a Lender or the Agent to inspect such Financed Eligible Asset at any time;

         7.8. Observe all Laws. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business;

         7.9. Governmental Licenses. Obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and as contemplated by the Loan Documents;

         7.10. Covenants Extending to Other Persons. Cause each Guarantor and each of their respective Subsidiaries (if any) to do with respect to itself, its business and its assets, each of the things required of any Borrower in Sections
7.2 through 7.9, and 7.18 inclusive;

         7.11. Officer's Knowledge of Default. Upon any officer of any Guarantor or any Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of any Borrower or any Subsidiary or other Credit Party to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action such Borrower or such Subsidiary or other Credit Party proposes to take with respect thereto;

         7.12. Suits or Other Proceedings. Upon any officer of any Guarantor or any Borrower obtaining knowledge of any action, suit, litigation, investigation, or other proceeding being instituted or threatened against any Borrower or any Subsidiary or other Credit Party, in any court or before any Governmental Authority, or any attachment, levy, execution or other process being instituted against any assets of any Borrower or any Subsidiary or other Credit Party, making a claim or claims in an aggregate amount greater than $250,000, exclusive of punitive damages, not otherwise covered by insurance or that would otherwise be reasonably expected to have a Material Adverse Effect, promptly deliver to the Agent written notice thereof stating the nature and status of such action, suit, litigation, investigation, dispute, proceeding, levy, execution or other process;

         7.13. Notice of Environmental Complaint or Condition. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims or citations received by any Borrower, any Guarantor or any Subsidiary relating to any (a) violation or alleged violation by any Borrower, any Guarantor or any Subsidiary of any applicable Environmental Law; (b) release or threatened release by any Borrower, any Guarantor or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of any Borrower, any Guarantor or any Subsidiary, or at any facility or property owned or leased or operated by any Borrower, any Guarantor or any Subsidiary, of any Hazardous Material, except where occurring legally pursuant to a permit or license; or (c) liability or alleged liability of any Borrower, any Guarantor or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials;

         7.14. Environmental Compliance. If any Borrower, any Guarantor or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that any Borrower, any Guarantor or any Subsidiary has violated any Environmental Law, has released any Hazardous Material, or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, any Borrower, any Guarantor and any Subsidiary shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability;

         7.15. Indemnification. Without limiting the generality of Section 11.9, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower hereby agrees jointly and severally to indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys', consultants' or other expert fees, expenses and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by any Borrower or any Subsidiary or with respect to any property owned, operated or leased by any Borrower or any Subsidiary or (b) the handling, storage, transportation, treatment, emission, release, discharge or disposal of any Hazardous Materials by or on behalf of any Borrower or any Subsidiary, or on or with respect to property owned or leased or operated by any Borrower or any Subsidiary. The provisions of this Section 7.15 shall survive repayment of the Obligations and expiration or termination of this Agreement;

         7.16. Further Assurances. At the Borrowers' cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents (including any additional Facility Guaranties in connection with new Guarantors), certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents;

         7.17. Hedging Agreements. Subject to Section 8.4, each Borrower or any Guarantor may, in its sole discretion, maintain Hedging Agreements with a Lender or a Lender Affiliate in an aggregate notional amount for the Borrowers and Guarantors not greater than the Total Revolving Credit Commitment;

         7.18. Continued Operations. Subject to Section 8.15, continue at all times to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted;

         7.19. Maintenance of Eligible Assets; Other Covenants and Restrictions; Non-Discrimination.

         (a) Ensure that any Lease with respect to any Financed Eligible Asset contains covenants and restrictions regarding the maintenance, alteration, replacement, pooling, sublease and (in the case of a Lease) return of such Eligible Asset by the Applicable Carrier, which covenants and restrictions satisfy the requirements of Schedule 7.19(a) hereto;

         (b) Promptly and diligently take or cause to be taken all steps which a prudent international aircraft lessor or financier would reasonably take in light of all of the relevant circumstances to compel the relevant Eligible Carrier to comply with the terms of any Lease, or, if applicable and the Applicable Borrower is entitled to do so, to repossess the applicable Financed Eligible Asset (and, if a prudent international aircraft lessor or financier would determine it necessary or desirable, to de-register and export the same to a safe location) if any failure to comply with such Lease is not promptly remedied;

         7.20. Re-registration of Eligible Assets. Ensure that any Lease with respect to any Eligible Asset contain covenants and restrictions regarding re-registration of such Eligible Asset, which covenants and restrictions satisfy the requirements of the Security Agreement;

         7.21.  Employee  Benefit  Plans.  Without  limiting the  generality  of
Section 8.9, with reasonable promptness, and in any event within thirty (30) days after any Borrower knows or has reason to know thereof, give notice to the Agent of (a) the establishment of any Single Employer Plan (which notice shall include a copy of such plan), (b) the failure of any Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code by the due date; (c) the occurrence of a Termination Event with respect to any Single Employer Plan or Multiemployer Plan; and (d) the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan;

         7.22. Accounts. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Guarantors and the Borrowers shall establish the Accounts as provided in the Lockbox Agreement and shall deposit all proceeds (including without limitation rent) from any Lease of any Financed Eligible Asset to the Accounts designated under the Lockbox Agreement;

         7.23. Eligible Lease; Lessee Notice. Deliver to the Agent promptly upon execution, any Lease entered into by any Borrower, together with a Lessee Notice in connection with such Lease, the opinion referred to in Section 5.2(e)(iii) and the evidence referred to in Section 5.2(e)(x); and

                                  ARTICLE VIII

                               NEGATIVE COVENANTS
                               ------------------

         Unless the Required Lenders shall otherwise consent in writing, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower will not, and will cause each Guarantor and each Subsidiary thereof (if any) not to:

         8.1. Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, except for the Acquisition of a Subsidiary as permitted by Section 8.6;

         8.2. Capital Expenditures. Make or become committed to make any Capital Expenditures, except for Capital Expenditures to maintain or purchase Eligible Assets or in connection with Approved Improvements and Qualified Conversions;

         8.3. Liens. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to (a) any property or assets now owned or hereafter acquired by any Borrower, any Guarantor or any Subsidiary or (b) any Financed Eligible Asset, except the following (the "Permitted Liens"):

               (i) Liens created under the Security Instruments in favor of the Agent and the Lenders; and Liens arising under the Eligible Leases in favor of the Applicable Intermediary (as lessor) or the Applicable Borrower which Liens in each case have been assigned to the Agent;

               (ii) Liens set forth in Schedule 6.7;

               (iii) Liens imposed by law for Taxes (A) not yet due or (B) which are being contested in good faith by appropriate proceedings diligently conducted, each of which Liens in clause (B) above shall be fully bonded over, to the reasonable satisfaction of the Agent;

               (iv) statutory Liens of landlords and Liens of mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and (i) in existence less than 90 days from the date of creation thereof for amounts not yet due or (ii) which are being contested in good faith by appropriate proceedings diligently conducted, which are inferior in respect of the Collateral to the Liens conferred under the Security Instruments or have been fully bonded over to the reasonable satisfaction of the Agent, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

               (v) Liens arising out of any judgment or award with respect to which an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings diligently conducted, and with respect to which a stay of execution is in effect;

               (vi) Liens created by the Applicable Carrier under an Eligible Lease that are not subject to clause (vii) below, which Liens are created without the knowledge of the Applicable Borrower and are released or fully bonded over to the reasonable satisfaction of the Agent within 30 days after the Applicable Borrower has notice or knowledge of any such Lien;

               (vii) with respect to any Lease and the related  Eligible  Asset,
          (i) any "Permitted Liens" (as defined in or the equivalent term in such Lease Agreement and as agreed to by the Agent) (except a Permitted Lien that is a Lessor Lien (as defined in or the equivalent term in such Lease Agreement)), and (ii) any other Lien created by a Lessee, a sublessee of a Lessee or any Person claiming by or through a Lessee or sublessee, in each case in this clause (ii) as agreed to by the Agent; provided, that with respect to Liens of the type listed in clause (ii), such Lien is being contested in good faith by appropriate proceedings or, upon the Applicable Borrower receiving notice or knowledge of such Lien, such Applicable Borrower is diligently and promptly enforcing the lessor's rights against the Lessee;

               (viii) any head lease in respect of any Eligible Asset;

               (ix) any Lien from air navigation authority, airport tending, gate or handling (or similar) charges or levies (A) not yet overdue or
          (B) which are being contested in good faith by appropriate proceedings, each of which Liens in clause (B) above shall be fully bonded over, to the reasonable satisfaction of the Agent;

               (x) Liens securing Indebtedness described in Section 8.4(b);

               (xi) Liens securing Indebtedness described in Section 8.4(f);

               (xii) Liens granted by a Borrower, Guarantor or any Subsidiary thereof in favor of a Lender or an Affiliate of a Lender in an aggregate amount not to exceed the lesser of (A) $30,000,000 and (B) 5% of the Borrowing Base, in each case in connection with Indebtedness permitted under Section 8.4(c).

         8.4. Indebtedness. Incur, create, assume or permit to exist any Indebtedness of Bermuda Holdings 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Guarantor or any Subsidiary thereof, howsoever evidenced, except:

         (a) Indebtedness owing to (including guaranties in favor of) the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

         (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

         (c)  Indebtedness  arising  from  Hedging  Agreements  permitted  under
     Section 7.17; provided that the aggregate notional amount of Hedging Agreements shall not exceed the Total Revolving Credit Commitment;

         (d) unsecured intercompany Indebtedness for loans and advances made by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Beneficial Owner to a Borrower or a Guarantor, provided that such intercompany Indebtedness is evidenced by a promissory note or similar written instrument acceptable to the Agent which provides that such Indebtedness is subordinated to obligations, liabilities and undertakings of the holder or owner thereof under the Loan Documents on terms acceptable to the Agent;

         (e) Contingent Obligations of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any other Credit Party in support of the obligations of any Credit Party.

         (f) Contingent Obligations of any Credit Party in support of any Subsidiary in connection with the purchase of an Eligible Asset or with an Eligible Lease pursuant to which such Subsidiary is the lessor; and

         (g) Indebtedness existing on the date hereof and listed on Schedule 8.4 hereof.

         8.5. Transfer of Assets. Sell, lease, transfer or otherwise dispose of any assets other than (a) leases by Borrowers and Applicable Intermediaries of Eligible Assets under Eligible Leases, (b) sales by Borrowers and Applicable Intermediaries of Eligible Assets or all of the beneficial interest or ownership of a Beneficial Owner or a Borrower, provided that (i) the purchaser of such Eligible Asset or beneficial interest from a Borrower or Applicable Intermediary shall have acknowledged receipt of the Applicable Borrower's irrevocable instruction to pay the sales price for such Eligible Asset or beneficial interest directly to the Collection Account identified in the Lockbox Agreement to which the Applicable Borrower is a party, (ii) the net proceeds of such sales are promptly applied in accordance with Section 2.3(b), and (iii) at the time of any such sale the requirements of Section 2.13 for release of the respective Borrower or Guarantor have been satisfied, or (c) Engine swaps, interchange or pooling arrangements to the extent permitted under any Eligible Lease;

         8.6. Subsidiaries; Investments. Own, create or permit to exist any Subsidiary of Bermuda Holdings 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower or any Guarantor (except that a Guarantor may own beneficial interests in, or (subject to Section 8.4(d)) make advances to, a Borrower or another Guarantor and any Credit Party may own an Applicable Intermediary), or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, other than (i) loans referred to in Section 8.4(d), and (ii) loans to the Parent or any of its Subsidiaries from funds made available to such Borrower from distributions made under Section 5.1 of the applicable Lockbox Agreement;

         8.7. Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets without the consent of the Agent, except as permitted by Section 8.5 and except in the case of a Borrower or Guarantor that simultaneously terminates its status as a Borrower or Guarantor hereunder in accordance with Section 2.13;

         8.8. Transactions with Affiliates. Other than transactions permitted under Section 8.7, enter into any transaction after the Initial Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of such Person, except (a) that such Persons may render services to a Borrower, a Guarantor, the Parent or their Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that a Borrower, a Guarantor the Parent or any Subsidiary thereof may render services to such Persons for compensation at the same rates generally charged by such Borrower, such Guarantor or such Subsidiary, (c) in either case (a) and (b) in the ordinary course of business and pursuant to the reasonable requirements of a such Person's business consistent with past practice of such Person and upon fair and reasonable terms no less favorable to such Person than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate, (d) that any Borrower may make loans to the Parent or any of its Subsidiaries from funds made available to such Borrower from distributions made under Section 5.1 of the applicable Lockbox Agreement, and (e) that the Parent or any of its Subsidiaries may render services to the Credit Parties under comparable terms provided to its other Affiliates;

         8.9. Employee Benefit Plans; ERISA Affiliates; Employees. Sponsor any Employee Benefit Plan or any Multiemployer Plan or agree to have any obligation to fund any such plan, or hire or retain any employee other than officers thereof;

         8.10. Fiscal Year. Change its Fiscal Year, or have any fiscal year other than the Fiscal Year;

         8.11. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a transaction permitted pursuant to Section 8.7;

         8.12. Change in Control. Cause, suffer or permit to exist or occur any Change of Control;

         8.13. Negative Pledge Clauses. Bermuda Holdings 2 Ltd., AI 1 Ltd., AI 3 Ltd., each Borrower, and each Eligible Intermediary shall not enter into or cause, suffer or permit to exist any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of such Credit Party to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired; provided that any Eligible Lease may contain such a prohibition or limitation so long as the prohibition or limitation does not apply to any Lien granted in favor of the Agent or any Lender pursuant to the Loan Documents;

         8.14. Partnerships. Become a general partner in any general or limited partnership;

         8.15. Business and Operations. Engage in any (i) business or operations other than the ownership, financing, leasing and sale of Eligible Aircraft and Eligible Engines or the ownership of a Borrower, a Guarantor or Eligible Intermediary engaged in such business or operations, or matters reasonably incidental thereto, or the performance of the Loan Documents, provided, however, that, except as otherwise provided in Section 2.1(a), no Borrower that owns or is the Applicable Borrower with respect to any Aircraft or Engine may own or be the Applicable Borrower with respect to any other Aircraft or Engine and (ii) business in Bermuda or Ireland other than the performance of its obligations under the Loan Documents; and

         8.16. Ownership, Operation and Leasing of Financed Eligible Assets.

         (a) Permit any Person other than a Borrower (or a Beneficial Owner solely by virtue of its beneficial interest in the respective Borrower) to own beneficially or of record any Financed Eligible Asset;

         (b) Permit any Financed Eligible Asset to be leased, subleased or chartered to any Person other than the Applicable Carrier or the Applicable Intermediary, or to be operated by any Person other than the Applicable Borrower or the Applicable Carrier, except as permitted in the Security Agreement or any Lease;

         (c) Permit any Financed Eligible Asset to be leased to an Eligible Carrier except under the terms of an Eligible Lease;

         (d) Permit any Financed Eligible Asset to be flown into or located in any country (or part thereof) if as a result thereof such Financed Eligible Asset would not be covered by insurance;

         8.17. Bank Accounts. Permit any Borrower or other Credit Party to open or allow to exist any bank accounts for which the aggregate average daily balance, together with any bank accounts of the other Credit Parties, will be in excess of $500,000 unless the Agent is granted a Security Interest in such account by subjecting such account to a Lockbox Agreement or an Account Control Agreement.

         8.18. Representations Regarding Agent and Lenders. Represent or hold out, or permit any Credit Party or Applicable Carrier to represent or hold out, the Agent or any Lender as (a) the owner of any Financed Eligible Asset, (b) carrying goods or passengers on any Financed Aircraft, or (c) being in any way responsible for any operation of carriage (whether for hire or reward or gratuitously) which may be undertaken by any Borrower, Guarantor, Subsidiary or Applicable Carrier; or

         8.19. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. In the case of Bermuda Holding 2 Ltd., AI 1 Ltd. and AI 3 Ltd., conduct, transact or otherwise engage in any business or operations other than those incidental to its voting, equity, beneficial or any other ownership interests of each Borrower and the performance of the Loan Documents; or

         8.20. Organizational Documents. Amend its Organizational Documents without the consent of the Lenders and the Collateral Agent (as defined in the Security Agreement for such Credit Party); or

         8.21. Borrowing Base Covenant. Permit the aggregate principal amount of Loans outstanding hereunder to exceed 65% of the Borrowing Base (the "Borrowing Base Covenant").

                                   ARTICLE IX

                       EVENTS OF DEFAULT AND ACCELERATION
                       ----------------------------------

         9.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

         (a) if default shall be made in the due and punctual payment of the principal of any Loan or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II, at maturity, by acceleration or otherwise; or

         (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan or other Obligation or of any fees or other amounts payable to any of the Lenders or the Agent within three (3) Business Days after the date on which the same shall be due and payable; or

         (c) if default shall be made in the performance or observance of any covenant set forth in Section 7.5, 7.11, 7.12, 7.23 or Article VIII hereunder or set forth in Sections 9(h); or

         (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement (other than as described in clauses (a), (b) or (c) above), or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent (acting in any capacity) or any of the Lenders or delivered to the Agent (acting in any capacity) or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, and such default shall continue for 30 or more days after the earlier of receipt of notice of such default to an Authorized Representative from the Agent (acting in any capacity) or an officer of any Borrower becomes aware of such default, or if any Loan Document ceases to be in full force and effect (other than by reason of any action by the Agent (acting in any capacity)), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of any action by the Lenders or the Agent (acting in any capacity)); or

         (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness or Rate Hedging Obligation (other than the Loans and other Obligations) of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower or any of its Subsidiaries, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness or Rate Hedging Obligation may have been issued, created, assumed, guaranteed or secured by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower or any of its Subsidiaries, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness or Rate Hedging Obligation may have been issued, created, assumed, guaranteed or secured by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower or any of its Subsidiaries, and such default or event of default under clause (i), (ii) or (iii) above shall continue for more than the period of grace, if any, therein specified, or such default or event of default under clause (i), (ii) or (iii) above shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

         (f) if there shall occur an "Event of Default", which is not waived under the Parent Revolving Credit Agreement; or

         (g) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent (acting in any capacity) or any Lender by or on behalf of any Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

         (h) if any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties shall be unable to pay its debts generally as they become due; or any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties shall file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, examiner, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization, examination or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

         (i) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, examiner, liquidator or conservator of any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties or of the whole or any substantial part of any such Person's properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties seeking liquidation, reorganization, examination or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties or of the whole or any substantial part of any such Person's properties, which control is not relinquished within sixty (60) days; or if there is commenced against the any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the any of the Parent Credit Parties, Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers, the Subsidiaries and the other Credit Parties takes any action to indicate its consent to or approval of any such proceeding or petition; or

         (j) if any Borrower or any of its Subsidiaries shall, other than in the ordinary course of business, suspend all or any part of its operations material to the conduct of its business of the Parent and its Subsidiaries taken as a whole for a period of more than 60 day; or

         (k) if this Agreement or any other Loan Document shall for any reason not be, or be asserted by any Borrower or any other Credit Party or Subsidiary not to be, a legal, valid and binding obligation of any Borrower or any Credit Party (as the case may be) enforceable in accordance with its terms; or

         (l) if any Lien of the Agent pursuant to any Loan Document shall for any reason not be, or be asserted by any Borrower or any other Credit Party or Subsidiary not to be a valid, first priority perfected Lien on the Collateral identified therein (except to the extent that such Lien is not required hereunder or under the Security Agreement to be a valid, first priority perfected Lien on such Collateral), subject to no other Liens except Permitted Liens; or

         (m) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Employee Benefit Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Single Employer Plan shall arise on the assets of any Borrower or any ERISA Affiliate, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Borrower or any ERISA Affiliate shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Employee Benefit Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall continue to exist and not have been cured or waived,

                    (A) either or both of the  following  actions  may be taken:
               (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders to make further Loans terminated, whereupon the obligation of each Lender to make further Loans hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrowers any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of any Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Loans hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                    (B) each  Borrower  shall,  upon  demand of the Agent or the
               Required Lenders, promptly cause to be performed at Borrowers' expense by independent certified public accountants acceptable to the Agent an audit of all Financed Eligible Asset; and

                    (C) the Agent and each of the Lenders  shall have all of the rights and remedies available under the Loan Documents or under any applicable law, including without limitation all of the rights and remedies of a secured party under any applicable Uniform Commercial Code, the FAA Act, the Convention or any other applicable law.

         9.2. Agent to Act. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         9.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         9.4. No Waiver. No course of dealing between any Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         9.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Loans has been accelerated pursuant to
Article IX hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by any Borrower hereunder, shall be applied by the Agent in the following order (or in such manner as the Required Lenders may determine):

         (a) amounts due to the Lenders pursuant to Sections 2.10 and 11.5;

         (b) amounts due to the Agent pursuant to Section 10.8;

         (c) payments of interest on Loans, to be applied for the ratable benefit of the Lenders and amounts due to any of the Lenders in respect of Obligations consisting of liabilities under any Hedging Agreement with any of the Lenders on a pro rata basis according to the amounts owed;

         (d) payments of principal of Loans, to be applied for the ratable benefit of the Lenders;

         (e) amounts due to the Lenders pursuant to Sections 7.15 and 11.9;

         (f) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

         (g) any surplus remaining after application as provided for herein, to any Borrower or otherwise as may be required by applicable law.

         9.6. Activities of Eligible Carriers. Notwithstanding anything contained in this Agreement or any other Loan Document, the Credit Parties shall not be deemed to be in breach of their respective obligations hereunder or thereunder with respect to the care, maintenance, alteration, possession, return, replacement, pooling, subleasing, use or operation of any Financed Eligible Asset or any part thereof subject to an Eligible Lease by virtue of a default by the Applicable Carrier under such Eligible Lease so long as each of the following conditions is satisfied:

         (a) such default by the Applicable Carrier is not within the control of any Credit Party;

         (b) the Credit Parties are in compliance with Section 7.19; and

         (c) such default does not relate to any use or location of an Eligible Asset in any jurisdiction that constitutes an Event of Default hereunder, any failure to make any payment required by this Agreement or any other Loan Document when due hereunder or thereunder, or any failure to maintain any insurance required under this Agreement or any other Loan Document, any failure to maintain perfection of the Agent's Lien on any Collateral.

                                   ARTICLE X

                                    THE AGENT
                                    ---------

         10.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents, as "Mortgagee" under each Security Agreement and as "Security Agent" under each Lockbox Agreement (references in this Article X to the term "Agent" being deemed to include as well such other capacities), with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.5 and the first sentence of
Section 10.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

         (a) shall not have any duties or responsibilities except those expressly set forth in the Loan Documents and shall not be a trustee or fiduciary for any Lender;

         (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder;

         (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or affiliates;

         (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

         (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         10.2. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or facsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 11.1 hereof. As to any matters not expressly provided for by the Loan Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         10.3. Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         10.4. Rights as Lender. With respect to its Revolving Credit Commitment and the Loans made by it, JPMCB (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and JPMCB (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         10.5. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 11.9 hereof, but without limiting the obligations of any Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by any Borrower under Section 11.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by any Borrower. The agreements contained in this Section 10.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         10.6. Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         10.7. Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, subject (so long as no Default or Event of Default has occurred and is continuing) to the written consent of an Authorized Representative, which consent shall not be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         10.8. Fees. The Borrowers agree, jointly and severally, to pay to the Agent, for its individual account, an Agent's fee as from time to time agreed to by any Borrower and the Agent in writing.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         11.1. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Revolving Credit Commitment); provided, however, that

               (i) each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement; and

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500 (which amount shall not be payable by any Borrower);

               (v) except in the case of an assignment to another Lender, any assignment of all or any portion of the Revolving Credit Commitment shall require the consent of the Agent and, unless a Default or Event of Default has occurred and is continuing, an Authorized Representative, such consent in each case not to be unreasonably withheld; and

               (vi) neither any Borrower nor Bermuda Holding 2 Ltd., AI 1 Ltd. nor AI 3 Ltd. shall incur any greater expense or liabilities (including, without limitation, indemnities and increased costs (other than with respect to taxes, which shall be governed by the provisions of Section 4.6 hereof)) than it would have incurred had such assignment not taken place.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is a Non-U.S. Lender, it shall deliver to the Borrowers and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 4.6.

         (b) The Agent shall maintain at its address referred to in Section 11.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit
     Commitment or its Loans); provided, however, that (i) such Lender s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article IV and the right of set-off contained in Section 11.3, (iv) neither any Borrower nor Bermuda Holding 2 Ltd., AI 1 Ltd. nor AI 3 Ltd. shall have any greater obligation to a participant than it would have had to such Lender in the absence of the existence of such participant and (v) each Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of any Borrower relating to its Loans and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest or fees are payable on such Loans, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans, releasing all or substantially all of the Collateral (except for a release of Collateral in accordance with Section 2.13), releasing any Guarantor (except for a release of a Guarantor in accordance with Section 2.13), or extending or increasing its Revolving Credit Commitment).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning any Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.15.

         11.2. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid by certified or registered mail, return receipt requested, or, in the case of telecopy notice, when received, addressed as follows in the case of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., the Borrowers and the Agent, and as set forth in an administrative questionnaire delivered to the Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto

         (a) if to Bermuda Holding 2 Ltd. or any Borrower (or, in connection with notice of service of process with respect to any Credit Party):

                           to Holdings or such Borrower (or such Credit Party, as applicable)
                           c/o Aircastle Advisor LLC
                           300 First Stamford Place - Fifth Floor
                           Stamford, CT  06902
                           Attn:    Lease Management
                           E-Mail:  leasemanagement@aircastleinv.com
                           Facsimile Number: (917) 591-9106
                           Confirmation Number: (203) 504-1020

         (b) if to AI 1 Ltd., AI 3 Ltd. or any Borrower organized under the laws of Ireland:

                           c/o Aircastle Advisor (Ireland) Limited
                           8 FitzWilliam Place,
                           Dublin 2, Ireland
                           Telephone:       011-353-1-665-0800
                           Facsimile:       011-353-1-665-0801

                           with a copy to:

                           Aircastle Advisor LLC
                           300 First Stamford Place - Fifth Floor
                           Stamford, CT  06902
                           Attn:    Lease Management
                           E-Mail:  leasemanagement@aircastleinv.com
                           Facsimile Number: (917) 591-9106
                           Confirmation Number: (203) 504-1020


         (c) if to the Agent:

                           JPMorgan Chase Bank, N.A.
                           1111 Fannin Street, 10th Floor
                           Houston, TX  77002
                           Attention: Michael Chau
                           Telephone: (713) 750-7913
                           Facsimile: (713) 750-2938
                           Electronic Mail:  Michael.v.chau@jpmchase.com

                           with a copy to:

                           JPMorgan Chase Bank, N.A
                           270 Park Avenue, 15th Floor
                           New York, New York 10017
                           Attention: Vilma Francis
                           Telephone: (212) 270-5484
                           Facsimile: (212) 270-4016
                           Electronic Mail:  Vilma.francis@jpmorgan.com

         (d) if to any other Credit Party, at the address set forth on the signature page of the Facility Guaranty or Security Instrument executed by such Credit Party, as the case may be.

         11.3. Right of Set-off; Adjustments.

         (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of any Borrower against any and all of the obligations of any Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this
     Section 11.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 11.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrowers in the amount of such participation.

         11.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of this Agreement and any Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Loan hereunder or any Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of any Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         11.5. Expenses. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower agree, jointly and severally, to pay on demand (subject, in the case of preparation, execution, delivery and administration costs, to the Fee Letter), all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, subject to any cap that may have otherwise been agreed, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (excluding the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower further agree, jointly and severally, to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable external attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

         11.6. Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.6. The Required Lenders and each Credit Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and each Credit Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder (except that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 11.6 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower of any of their respective rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the various Facility Guarantees, in the case of clauses (i) through (iii) without the written consent of all Lenders; or (iv) amend, modify or waive any provision of Article X without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Credit Parties, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Credit Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon;

         No notice to or demand on any Borrower in any case shall entitle such Borrower or any other Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         11.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         11.8. Return of Funds. If after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and each Borrower, jointly and severally, shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         11.9. Indemnification; Limitation of Liability.

         (a) Bermuda  Holding 2 Ltd.,  AI 1 Ltd.,  AI 3 Ltd. and each  Borrower, jointly and severally, agree to indemnify and hold harmless the Agent (which term for purposes of this Section 11.9 includes the "Mortgagee" under each Security Agreement and the "Security Agent" under each Lockbox Agreement) and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable external attorneys' fees, but excluding principal and accrued interest on any Loan) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein, any Aircraft, Engine or other Collateral, any possession, performance, transportation, management, sale, ownership, registration, mortgage, charging, control, maintenance, service, repair, design, testing, defect, overhaul, purchase, bearing, use or operation of any Aircraft, Engine or other Collateral, or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd., any Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated in any Loan Document, except to the extent that such liability directly results from such Indemnified Party's gross negligence or willful misconduct. Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower agree not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         (b) Without prejudice to the survival of any other agreement of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. or any Borrower hereunder, the agreements and obligations of Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower contained in this Section 11.9 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

         (c) Except as expressly provided herein, each Lender, each Borrower and the Agent agree that this Agreement and each other Loan Document entered into by a Holdings Subsidiary Trust is executed by a Qualified Trustee, not individually but solely as Trustee under a Trust Agreement in the exercise of the power and authority conferred and vested in it as such Trustee, that each and all of the representations, undertakings and agreements by a Qualified Trustee, or for the purpose or with the intention of binding a Qualified Trustee, are made and intended for the purpose of binding only the Trust Estates (and, to the extent any Lender, Borrower or Agent has an interest therein, any liability insurance proceeds), and that in no case whatsoever shall any Qualified Trustee be personally liable for any loss in respect of such representations, undertakings and agreements, that nothing herein contained shall be construed as creating any liability on any Qualified Trustee individually or personally, to perform any covenant, either express or implied, herein, all such liability, if any, being expressly waived by each Lender, each Borrower and the Agent and by each and every Person now or hereafter claiming by, through or under such Persons except with respect to the gross negligence or willful misconduct of such Qualified Trustee or for any Liens on the Collateral arising from, through or under such Qualified Trustee in its individual capacity, and that so far as any Qualified Trustee, individually or personally is concerned, each Lender, each Borrower and the Agent and any Person claiming by, through or under such Persons shall look solely, except as provided above, to the Trust Estates (and, to the extent any Lender, Borrower or Agent has an interest therein, any liability insurance proceeds), for the performance of any obligation under this Credit Agreement and the other Loan Documents. The term "Trustee" as used in this Section 11.9(c) shall include any Qualified Trustee succeeding a Qualified Trustee, as trustee under a Trust Agreement. Any obligation of any Holdings Subsidiary Trust hereunder or under the other Loan Documents may be performed by a Beneficial Owner, and any such performance shall not be construed as revocation of the trust created by any Trust Agreement.

         11.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         11.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, and other communications between or among the parties, both oral and written, with respect thereto.

         11.12. Payments. All principal, interest, and other amounts to be paid by any Borrower under this Agreement and the other Loan Documents shall be paid to the Agent at the Principal Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be.

         11.13. Confidentiality. The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. any other Credit Party or any Affiliate thereof, pursuant to or in connection with this Agreement or the other Loan Documents; provided that nothing herein shall prevent any Lending
Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or affiliate or any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

         11.14. Governing Law; Waiver of Jury Trial.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) BERMUDA HOLDING 2 LTD., AI 1 LTD., AI 3 LTD. AND EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, BERMUDA HOLDING 2 LTD. AND EACH BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND BERMUDA HOLDING 2 LTD. AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

         (c) BERMUDA HOLDING 2 LTD., AI 1 LTD., AI 3 LTD. AND EACH BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS PROVIDED IN SECTION 11.2(a), OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

         (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, BERMUDA HOLDING 2 LTD., AI 1 LTD., AI 3 LTD. AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

         (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, BERMUDA HOLDING 2 LTD., AI 1 LTD., AI 3 LTD., THE BORROWERS, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

         11.15. Judgment Currency.

         (a) To the extent permitted by applicable law, if for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in United States Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be determined in accordance with Section
     1.3 of this Agreement on the Business Day preceding that on which final judgment is given.

         To the extent permitted by applicable law, the obligation of each Credit Party in respect of any sum due in United States Dollars from it to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than United States Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency, such Lender or the Agent (as the case may be) may in accordance with normal banking procedures purchase United States Dollars with such other currency; if the United States Dollars so purchased are less than such sum due to such Lender or the Agent (as the case may be) in United States Dollars, each Credit Party agrees, to the extent permitted by applicable law, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent (as the case may be) against such loss, and if the United States Dollars so purchased exceed such sum due to any Lender or the Agent (as the case may be) in United States Dollars, such Lender or the Agent (as the case may be) agrees to remit to each such Credit Party such excess.

         11.16. USA PATRIOT Act. Each Lender hereby notifies Bermuda Holding 2 Ltd., AI 1 Ltd., AI 3 Ltd. and each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Act.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                     AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED


                     By:  /s/ Ron Wainshal
                          ---------------------------------------
                            Name:   Ron Wainshal
                            Title:  Director



                     AIRCASTLE IRELAND NO. 1 LIMITED


                     By:  /s/ Ron Wainshal
                          ---------------------------------------
                            Name:   Ron Wainshal
                            Title:  Director



                     AIRCASTLE IRELAND NO. 3 LIMITED


                     By:  /s/ Ron Wainshal
                          ---------------------------------------
                            Name:   Ron Wainshal
                            Title: Director



                     CONSTITUTION AIRCRAFT LEASING
                     (IRELAND) 2 LIMITED


                     By:  /s/ Ron Wainshal
                          ---------------------------------------
                            Name:   Ron Wainshal
                            Title: Director



                     EMER AIRCRAFT LEASING (IRELAND)
                     LIMITED


                     By:  /s/ Ron Wainshal
                          ---------------------------------------
                            Name:  Ron Wainshal
                            Title: Director

                     WELLS FARGO BANK NORTHWEST,
                        NATIONAL ASSOCIATION, as
                        Owner Trustee under the
                        various Trust Agreements


                     By:  /s/ Val T. Orton
                          ---------------------------------------
                            Name:   Val T. Orton
                            Title:  Vice President


                     AIRCRAFT MSN 29045 LLC


                     By:  /s/ (illegible)
                          ---------------------------------------
                            Name:
                            Title:


                     AIRCRAFT MSN 29046 LLC


                     By:  /s/ Mark Zeidman
                          --------------------------------------
                            Name:  Mark Zeidman
                            Title: Managing Director


                     AIRCRAFT MSN 1006 LLC


                     By:  /s/ Mark Zeidman
                          ---------------------------------------
                            Name:  Mark Zeidman
                            Title: Managing Director


                    AIRCRAFT MSN 28213 LLC


                     By:  /s/ M. Zeidman
                          ---------------------------------------
                            Name:  Mark Zeidman
                            Title: Managing Director



                     ENDEAVOR AIRCRAFT LEASING (SWEDEN) 2AB


                     By:  /s/ Peter Plunkett
                          ---------------------------------------
                            Name:  Peter Plunkett
                            Title: Director


                     AIRCRAFT MSN 24838 LLC


                     By:  /s/ Mark Zeidman
                          ---------------------------------------
                            Name:  Mark Zeidman
                            Title: Managing Director

                     JP MORGAN CHASE BANK, N.A., as Agent and
                                     as a Lender

                     By:  /s/ Matthew H. Massie
                          ---------------------------------------
                            Name:  Matthew H. Massie
                            Title: Managing Director

                     BEAR STEARNS CORPORATE LENDING INC.
                     as a Lender

                     By:  /s/ Victor Bulzacchelli
                          ---------------------------------------
                            Name:  Victor Bulzacchelli
                            Title: Vice President

                     CITICORP NORTH AMERICA INC., N.A.,
                     as a Lender

                     By:  /s/ Gaylord C. Holmes
                          ---------------------------------------
                            Name:  Gaylord C. Holmes
                            Title: Director